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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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FLUOR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 8, 2018

Dear Fellow Stockholders:

On behalf of the Board of Directors, I would like to thank you for your investment in Fluor Corporation. Our Board appreciates that it is elected by you, our stockholders, to oversee the management of our company for the long-term benefit of our stakeholders. As such, the Board seeks to ensure that it has the appropriate mix of skills, experience and background to provide effective oversight.

We remain accountable to stockholders through a variety of governance practices, including fully independent Board committees, the annual election of directors, a majority vote bylaw in uncontested director elections, and a robust Board evaluation process. More information about these practices, and others, can be found in this Proxy Statement.

I am pleased to invite you to join us at the Fluor Corporation 2018 annual meeting of stockholders to be held on Thursday, May 3, 2018 at 8:30 a.m., Central Daylight Time, at the Fluor headquarters located at 6700 Las Colinas Blvd., Irving, Texas 75039. At this year's meeting, we will vote on the election of twelve directors and the ratification of the selection of Ernst & Young LLP as Fluor's independent registered accounting firm. We will also hold non-binding advisory votes on the compensation of Fluor's named executive officers and a stockholder proposal. Members of management will report on the company's operations and respond to stockholder questions.

We hope that you will be able to attend the meeting. However, whether or not you plan to attend the meeting, we encourage you to review our proxy materials and promptly cast your vote over the Internet or by phone. Alternatively, if you receive a paper copy of the proxy materials by mail, you may vote by signing, dating and mailing the proxy card or voting instruction card in the envelope provided. Voting in one of these ways will ensure that your shares are represented at the meeting.

The Board remains committed to serving your interests in 2018 and greatly appreciates your continued support of our company. I look forward to seeing you on May 3rd.

Sincerely,

David T. Seaton
 Chairman and Chief Executive Officer

"[T]hank you for your investment in Fluor Corporation. . . . The Board remains committed to serving your interests in 2018 and greatly appreciates your continued support of our company."

Notice of Annual Meeting of Stockholders

WHEN
Thursday, May 3, 2018 8:30 a.m. Central Daylight Time
WHERE
Fluor Corporation Headquarters 6700 Las Colinas Boulevard Irving, Texas 75039
RECORD DATE
Close of business on March 5, 2018

ITEMS OF BUSINESS
1.	The election of the twelve directors named in the proxy statement to serve until the 2019 annual meeting of stockholders and until their respective successors are elected and qualified.
2.	An advisory vote to approve the company's executive compensation.
3.	The ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2018.
4.	If properly presented at the annual meeting, a stockholder proposal requesting adoption of greenhouse gas emissions reduction goals.
Stockholders will also act on such other matters as may be properly presented at the meeting or any adjournment or postponement thereof.

All stockholders of record at the close of business on March 5, 2018 are entitled to receive notice of, and to vote at, the annual meeting. Stockholders are cordially invited to attend the meeting in person; however, regardless of whether you plan to attend the meeting in person, please cast your vote as instructed in the Notice of Internet Availability of Proxy Materials (the "Notice"), by either voting your shares over the Internet or by phone, as promptly as possible. Alternatively, if you wish to receive paper copies of your proxy materials, including the proxy card or voting instruction card, please follow the instructions in the Notice. Once you receive paper copies of your proxy materials, please complete, sign, date and promptly return the proxy card or voting instruction card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card or voting instruction card to authorize the voting of your shares over the Internet or by phone. Your prompt response is necessary to ensure that your shares are represented at the meeting.

By Order of the Board of Directors,

March 8, 2018 Irving, Texas	Carlos M. Hernandez Executive Vice President, Chief Legal Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 3, 2018:

This proxy statement and the company's 2017 Annual Report to Stockholders are available at www.proxyvote.com.
Please take time to vote your shares!

PROXY SUMMARY

This is a summary only, and does not contain all of the information that you should consider in connection with this proxy statement. Please read the entire proxy statement carefully before voting.

ANNUAL MEETING OF STOCKHOLDERS

VOTING MATTERS

Stockholders are being asked to vote on the following matters:

Stockholders also will transact any other business that may properly come before the meeting.

HOW TO VOTE

You are entitled to vote at the 2018 annual meeting of stockholders if you were a stockholder of record at the close of business on March 5, 2018, the record date for the meeting.

ELECTION OF DIRECTORS

Proxy Statement

March 8, 2018

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Fluor Corporation (the "company" or "Fluor") of your proxy for use at the annual meeting of stockholders to be held at the Fluor Corporation Headquarters at 6700 Las Colinas Boulevard, Irving, Texas 75039, on Thursday, May 3, 2018, at 8:30 a.m. Central Daylight Time, or at any adjournment or postponement thereof. This proxy statement is first being mailed or made available to stockholders on or about March 8, 2018.

The current mailing address of the principal executive offices of Fluor Corporation is 6700 Las Colinas Boulevard, Irving, Texas 75039. Please direct any communications to this mailing address.

PROPOSAL 1 — ELECTION OF DIRECTORS

Each of Peter K. Barker, Alan M. Bennett, Rosemary T. Berkery, Peter J. Fluor, James T. Hackett, Samuel J. Locklear, Deborah D. McWhinney, Armando J. Olivera, Matthew K. Rose, David T. Seaton, Nader H. Sultan and Lynn C. Swann has been nominated for election at the annual meeting to serve a one-year term expiring at the annual meeting in 2019 and until his or her respective successor is elected and qualified. Mr. Prueher will not stand for re-election, as he has reached the mandatory retirement age and will be retiring from the Board as of the 2018 annual meeting. Accordingly, the Board has set the number of directors at twelve, effective May 3, 2018.

Each of the nominees listed above has agreed to serve as a director of the company if elected. The company knows of no reason why the nominees would not be available for election or, if elected, would not be able to serve. If any of the nominees decline or are unable to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote either (1) for a substitute nominee designated by the Board to fill the vacancy or (2) just for the remaining nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board.

Under the standard applicable to the company's director elections, a director must receive the affirmative vote of a majority of the votes cast; except that directors shall be elected by a plurality of the votes cast if as of the record date for such meeting, the number of director nominees exceeds the number of directors to be elected (a situation we do not anticipate). A majority of the votes cast means that the number of shares voted "for" a director nominee must exceed the number of shares voted "against" that director nominee. If an incumbent director is not re-elected, the Governance Committee will consider his or her contingent resignation given prior to the meeting and make a recommendation to the Board on whether to accept or reject the resignation. The Board will then publicly announce its decision regarding whether to accept the resignation and, if not, the reasons why.

FLUOR CORPORATION | 2018 PROXY STATEMENT 1

ELECTION OF DIRECTORS

Biographical Information, Including Experience, Qualifications, Attributes and Skills

The following biographical information is furnished with respect to each of the nominees for election at the annual meeting. The information presented includes information each director has given us about his or her age, all positions he or she holds with the company, his or her principal occupation and business experience for at least the past five years, and the names of other public companies of which he or she currently serves or has served as a director in the last five years. Mr. Peter J. Fluor is shown as serving from the date of his original election to the Board prior to the company's reverse spin-off transaction in November 2000.

As discussed further below under "Corporate Governance — Consideration of Director Nominees," the Governance Committee is responsible for reviewing with the Board, on an annual basis (and as needed), the appropriate skills and characteristics required of members of the Board in the context of the current make-up of the Board. The company's directors have experience with businesses that operate in industries in which the company operates, such as oil and gas, power and government contracting, and collectively have additional skills that are important to overseeing the company's business, such as knowledge of financial matters, risk oversight and compliance, and familiarity with non-U.S. markets. The following information highlights the specific experience, qualifications, attributes and skills that our individual directors possess which have led the Governance Committee to conclude that each such individual should continue to serve on the company's Board.

PETER K. BARKER

Age: 69 Director Since: 2007 Board Committees: Audit (Chair), Executive and Organization and Compensation Independent: Yes	POSITION AND BUSINESS EXPERIENCE
Former California Chairman of JPMorgan Chase & Co., a global financial services firm, from September 2009 until his retirement in January 2013; former Partner at Goldman Sachs & Co., a global investment banking firm, until his retirement in May 2002; joined Goldman Sachs & Co. in November 1971.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Barker's vast experience in international financial and banking matters at JPMorgan Chase and Goldman Sachs makes him a valued member of our Board and Audit Committee. His more than 40 years of experience allow him to share insights with the Board on matters such as capital structure, mergers, acquisitions, financings and strategic planning as well as with regard to general business trends and accounting and financial matters.

OTHER BOARD SERVICE

•

Director, Avery Dennison Corporation (Pasadena, California)

•

Director, Franklin Resources, Inc. (San Mateo, California)

2 FLUOR CORPORATION | 2018 PROXY STATEMENT

ELECTION OF DIRECTORS

ALAN M. BENNETT

Age: 67 Director Since: 2011 Board Committees: Audit, Executive and Governance (Chair) Independent: Yes	POSITION AND BUSINESS EXPERIENCE
 Former President and Chief Executive Officer of H&R Block, Inc., a publicly traded entity providing tax, banking and business and consulting services, from July 2010 until his retirement in May 2011; former Interim Chief Executive Officer of H&R Block, Inc. from November 2007 to August 2008; former Senior Vice President and Chief Financial Officer of Aetna, Inc., a provider of health care benefits, from September 2001 to February 2007.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Bennett brings to the Board a deep understanding of business operations, finance and sales and marketing, developed through his experience as a former Chief Executive Officer, Chief Financial Officer and Vice President of Sales and Marketing. His leadership roles at H&R Block and Aetna provide the Board with valuable public company insights into business strategy and financial planning. In addition, he brings almost 40 years of experience in accounting and financial matters to our Audit Committee.

OTHER BOARD SERVICE

•

Director, Halliburton Company (Houston, Texas)

•

Director, The TJX Companies, Inc. (Framingham, Massachusetts)

ROSEMARY T. BERKERY

Age: 64 Director Since: 2010 Independent: Yes	POSITION AND BUSINESS EXPERIENCE
 Vice Chair of UBS Wealth Management Americas and Chair of UBS Bank USA, each a wealth management banking business, since March 2010; former Vice Chairman, Executive Vice President and General Counsel of Merrill Lynch & Co., Inc., a global securities and financial services business, from October 2001 to December 2008; joined Merrill Lynch & Co., Inc. in 1983.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Ms. Berkery's broad range of experience in financial, business and legal matters makes her a valued member of the company's Board. Her experience leading a $50 billion wealth management bank allows her to provide valued counsel on matters such as finance, banking arrangements, global business strategies, marketing and market risks. In addition, her 35 years in the legal field make her an excellent resource to the Board on legal and compliance matters.

FLUOR CORPORATION | 2018 PROXY STATEMENT 3

ELECTION OF DIRECTORS

PETER J. FLUOR

Lead Independent Director Age: 70 Director Since: 1984 Board Committees: Executive, Governance and Organization and Compensation (Chair) Independent: Yes	POSITION AND BUSINESS EXPERIENCE
 Chairman and Chief Executive Officer of Texas Crude Energy, LLC, an international oil and gas exploration and production company, since 2001; former President and Chief Executive Officer of Texas Crude Energy from 1980 to 2001; joined Texas Crude Energy in 1972.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Fluor has more than 45 years of experience in the energy industry, currently serving as Chairman and Chief Executive Officer of Texas Crude Energy, LLC. His vast knowledge of the global oil and gas industry and his experience managing international businesses allow him to provide trusted counsel to our Board. In addition, his unique heritage and understanding of our company's legacy, together with his extensive knowledge of our business operations, clients and executives, make him an invaluable asset to our Board.

OTHER BOARD SERVICE

•

Director, Anadarko Petroleum Corporation (The Woodlands, Texas)

•

Former director, Cameron International Corporation (Houston, Texas)

JAMES T. HACKETT

Age: 64 Director Since: 2016 (with previous service from March 2001 to April 2015) Board Committees: Governance and Organization and Compensation Independent: Yes	POSITION AND BUSINESS EXPERIENCE
 Executive Chairman of Alta Mesa Resources, Inc., an onshore oil and gas acquisition, exploitation and production company, and Chief Operating Officer of Kingfisher Midstream, a wholly owned affiliate of Alta Mesa, since February 2018. Partner of Riverstone Holdings LLC since June 2013. Former Executive Chairman of Anadarko Petroleum Corporation from May 2012 until his retirement in June 2013; former Chief Executive Officer of Anadarko from December 2003 to May 2012.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Hackett has extensive knowledge of the global oil and gas industry. His several decades of executive experience, as well as his experience serving on other public company boards and as Chairman of the Board of the Federal Reserve Bank of Dallas, enable him to provide respected guidance on business strategy and financial matters, as well as perspective about the oil and gas and power markets.

OTHER BOARD SERVICE

•

Director, Alta Mesa Resources, Inc. (Houston, Texas)

•

Director, Enterprise Products Holdings LLC (Houston, Texas)

•

Director, National Oilwell Varco, Inc. (Houston, Texas)

•

Former director, Anadarko Petroleum Corporation (The Woodlands, Texas)

•

Former director, Bunge Limited (White Plains, New York)

•

Former director, Cameron International Corporation (Houston, Texas)

4 FLUOR CORPORATION | 2018 PROXY STATEMENT

ELECTION OF DIRECTORS

SAMUEL J. LOCKLEAR III

Age: 63 Director Since: 2017 Board Committees: Audit and Governance Independent: Yes	POSITION AND BUSINESS EXPERIENCE

President, SJL Global Insights LLC, a global consulting firm specializing in a wide range of security and defense issues and initiatives, since November 2015; Admiral, U.S. Navy (retired), with 39 years of service, including as Commander for the U.S. Pacific Command, Commander of the U.S. Naval Forces Europe and Africa, and Commander of NATO's Allied Joint Forces Command, until his retirement in 2015.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Admiral Locklear has 40 years of experience with military, security, foreign policy and global business matters. He brings to the Board an international, informed and seasoned set of perspectives, a knowledge of infrastructure and power through his experience with the U.S. government, and extensive insights on the Asia-Pacific region. In addition, his government background allows him to provide valuable guidance on contracting with the U.S. government.

DEBORAH D. MCWHINNEY

Age: 62 Director Since: 2014 Board Committees: Governance and Organization and Compensation Independent: Yes	POSITION AND BUSINESS EXPERIENCE

Former Chief Executive Officer (September 2013 to January 2014) and Chief Operating Officer (February 2011 to September 2013) of Global Enterprise Payments at Citigroup Inc., a global financial services company, until her retirement in January 2014; former President, Personal Banking and Wealth Management at Citigroup Inc. from May 2009 to February 2011; former President of Schwab Institutional, a division of Charles Schwab, Inc., from 2001 to 2007, and chair of the Global Risk Committee of Charles Schwab from 2004-2007.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Ms. McWhinney's leadership experience, with more than 35 years in the finance industry, makes her a valued member of our Board. Her skills as a former executive for Citi and other banking institutions provide our Board with special insight on matters relating to business strategy, finance, investments and treasury management. In addition, her prior roles on the risk committees at both Citi and Charles Schwab allow her to counsel our Board on risk-related matters.

OTHER BOARD SERVICE

•

Director, Fresenius Medical Care AG & Co. (Bad Homburg, Germany)

•

Director, IHS Markit Ltd. (London, England)

•

Director, Lloyds Banking Group (London, England)

FLUOR CORPORATION | 2018 PROXY STATEMENT 5

ELECTION OF DIRECTORS

ARMANDO J. OLIVERA

Age: 68 Director Since: 2012 Board Committees: Governance and Organization and Compensation Independent: Yes	POSITION AND BUSINESS EXPERIENCE

Senior Advisor, Ridge-Lane Limited Partners, a strategic advisory firm, since September 2017; former President (from June 2003) and Chief Executive Officer (from July 2008) of Florida Power & Light Company, an electric utility that is a subsidiary of a publicly traded energy company, until his retirement in May 2012; joined Florida Power & Light Company in 1972.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Olivera's tenure as the former President and Chief Executive Officer of one of the largest electric utilities in the United States provides him with extensive knowledge of financial and accounting matters, as well as a keen understanding of the power industry and its regulations. His experience in the power industry provides particularly valuable insight into our power business. Additionally, his role as a director of other public companies gives him the experience to provide valuable advice to our Board and its committees from a governance and risk perspective.

OTHER BOARD SERVICE

•

Director, Consolidated Edison, Inc. (New York, New York)

•

Director, Lennar Corporation (Miami, Florida)

•

Former director, AGL Resources, Inc. (Atlanta, Georgia)

MATTHEW K. ROSE

Age: 58 Director Since: 2014 Board Committees: Audit and Organization and Compensation Independent: Yes	POSITION AND BUSINESS EXPERIENCE

Executive Chairman, Burlington Northern Santa Fe, LLC, a subsidiary of Berkshire Hathaway Inc. (and former public company) and one of the largest freight rail systems in North America ("BNSF"), since January 2014; former Chairman and Chief Executive Officer of BNSF from March 2002 to January 2014; joined BNSF in 1993.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Rose's qualifications to serve on the Board include his extensive leadership experience obtained from overseeing a large, complex and highly regulated organization, his considerable knowledge of operations management and business strategy and his deep understanding of public company oversight. In addition, his experience serving on other public company boards, as well as the board of the Federal Reserve Bank of Dallas, makes him a valuable member of our Board.

OTHER BOARD SERVICE

•

Director, AT&T Inc. (Dallas, Texas)

•

Former director, AMR Corporation (Fort Worth, Texas)

6 FLUOR CORPORATION | 2018 PROXY STATEMENT

ELECTION OF DIRECTORS

DAVID T. SEATON

Chairman of the Board Age: 56 Director Since: 2011 Board Committee: Executive (Chair) Independent: No	POSITION AND BUSINESS EXPERIENCE

Chairman (since February 2012) and Chief Executive Officer (since February 2011) of Fluor; Chief Operating Officer from November 2009 to February 2011; Senior Group President, Energy and Chemicals, Power and Government from March 2009 to November 2009; Group President, Energy & Chemicals from March 2007 to March 2009; joined Fluor in 1985.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Seaton, the company's Chief Executive Officer, brings to the Board extensive leadership experience with, and knowledge of, the company's business and strategy, particularly in the energy and chemicals markets. He has worked (and lived) in many Fluor locations, including the Middle East, and provides insight to the Board on the company's global operations. Additionally, his more than 30 years of service with the company provide the Board with a historical perspective on the company's growth and operations.

OTHER BOARD SERVICE

•

Director, The Mosaic Company (Plymouth, Minnesota)

NADER H. SULTAN

Age: 69 Director Since: 2009 Board Committees: Audit and Governance Independent: Yes	POSITION AND BUSINESS EXPERIENCE

Senior Partner of F&N Consulting Company, a firm specializing in high-level strategic advice related to the energy industry, since September 2004; former Chief Executive Officer of Kuwait Petroleum Corporation from September 1998 to September 2004.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Sultan brings great insight and high-level strategic contributions to the Board as a result of his more than 45 years of experience in the international energy business, including as a chief executive officer running a national oil company in the Middle East. He provides a valued perspective with regard to national oil companies and the Middle East in terms of business operations, politics and culture. His understanding of the Middle East region is important since it is an area in which we continue to expand our business presence and from which we derive revenue.

OTHER BOARD SERVICE

•

Non-executive chairman of Ikarus Petroleum Industries Company (Kuwait)

FLUOR CORPORATION | 2018 PROXY STATEMENT 7

ELECTION OF DIRECTORS

LYNN C. SWANN

Age: 66 Director Since: 2013 Board Committee: Audit and Governance Independent: Yes	POSITION AND BUSINESS EXPERIENCE

Athletic Director at The University of Southern California since July 2016; President, Swann, Inc., a marketing and consulting firm, since 1976; Founder and Managing Director of LS Group, a provider of financial advisory and brokerage services, since 2011; former sports broadcaster for ABC Sports from 1976 to 2006.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS

Mr. Swann's broad range of skills includes media and public relations experience, finance knowledge, a diverse business and political background, and management-level decision-making experience. Those skills, along with the experience he has gained as a director of other large public companies, allow him to contribute significantly to the Board and the committees on which he sits.

OTHER BOARD SERVICE

•

Former trustee, American Homes 4 Rent (Agoura Hills, California)

•

Former director, Caesars Entertainment Corporation (Las Vegas, Nevada)

•

Former director, H.J. Heinz Company (Pittsburgh, Pennsylvania)

8 FLUOR CORPORATION | 2018 PROXY STATEMENT

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Corporate Governance Highlights

Fluor has long believed that good corporate governance practices promote the principles of fairness, transparency, accountability and responsibility and will help manage the company for the long-term benefit of its stockholders. During the past year, we continued to review our corporate governance policies and practices, compare them to those suggested by various commentators on corporate governance and the practices of other public companies and engage with our stockholders on corporate governance issues.

The following list highlights some of our core governance values and more recent corporate governance initiatives:

Proxy Access
Our proxy access bylaws give stockholders the ability to nominate and include director nominees in the company's proxy materials. Proxy access is available to a stockholder, or group of up to 20 stockholders, that have owned at least 3% of our outstanding shares of common stock for at least three years, and can be used to nominate up to two directors or 20% of the Board (whichever is greater), provided that the requirements of the bylaws are met.

Annual Director Elections	All directors stand for election on an annual basis.

Annual Board Evaluations	We conduct annual evaluations of the Board, its committees and all Board members.

Stockholder Right to Call a Special Meeting	Holders of at least 25% of our outstanding shares of common stock have the right to call a special meeting of stockholders.

Majority Voting Provisions	Our corporate governance documents contain majority (as opposed to supermajority) voting provisions.

Director Independence
All directors, with the exception of our Chairman and Chief Executive Officer, are independent. We also have a Lead Independent Director who presides over executive sessions of the independent directors of the Board and approves agendas and schedules for Board meetings.

During 2017, our Board reviewed all committee charters and updated the company's Governance Committee charter. In addition, the Board reviewed and updated the company's Corporate Governance Guidelines. You can access our current committee charters, Corporate Governance Guidelines, Code of Business Conduct and Ethics for Members of the Board of Directors, as well as other information regarding our corporate governance practices, on our website at www.fluor.com under "Sustainability" — "Governance" — "Corporate Governance Documents." Our Code of Business Conduct and Ethics for Fluor employees can be found on our website at www.fluor.com under "Sustainability" — "Ethics and Compliance" — "The Code."

FLUOR CORPORATION | 2018 PROXY STATEMENT 9

CORPORATE GOVERNANCE

Stockholder Engagement

Fluor has a long tradition of engaging with its stockholders and being responsive to their perspectives. In addition to our regular investor days organized by Investor Relations, we meet with stockholders on corporate governance and other topics of interest to them. Prior to adopting corporate governance initiatives, including those noted above, we consider the policies of our stockholders and solicit certain of their perspectives on potential courses of action.

Fluor has engaged in outreach to investors on a number of topics, including proxy access, disclosure of political contributions and greenhouse gas emissions reduction goals. After considering the feedback we received on proxy access, our Board amended our Bylaws to adopt the proxy access provisions summarized above. A copy of our Amended and Restated Bylaws is available on our website, www.fluor.com. Further, in response to stockholder feedback on a proposal requesting disclosure of political contributions, the Board approved an amendment to our political activities policy that, among other things, requires that corporate political contributions be disclosed on a semi-annual basis in reports posted on the company's website. The policy, as well as the semi-annual reports, are available on our website, www.fluor.com, in the "Sustainability — Governance" section. Finally, after taking into account our conversations with stockholders regarding greenhouse gas emissions reduction goals, our Board has determined to oppose the stockholder proposal discussed on pages 69-71.

Board Independence

In accordance with the New York Stock Exchange listing standards and our Corporate Governance Guidelines, our Board determines annually which directors are independent and, through the Governance Committee, oversees the independence of directors throughout the year. In addition to meeting the minimum standards of independence adopted by the New York Stock Exchange, a director qualifies as "independent" only if the Board affirmatively determines that the director has no material relationship with the company (either directly, or as a partner, stockholder or officer of an organization that has a relationship with the company). A relationship is "material" if, in the judgment of the Board, the relationship would interfere with the director's independent judgment.

Our Board has adopted director independence standards for assessing the independence of our directors. These criteria include restrictions on the nature and extent of any affiliations the directors and their immediate family members may have with us, our independent accountants, organizations with which we do business, other companies where our executive officers serve as compensation committee members and non-profit entities with which we have a relationship. Our independence standards are included in our Corporate Governance Guidelines, which are available on our website at www.fluor.com under the "Sustainability" — "Governance" section.

The Board, as recommended by the Governance Committee, has determined that each of the company's current directors and director nominees (other than Mr. Seaton) are independent of the company and its management under New York Stock Exchange listing standards and the standards set forth in our Corporate Governance Guidelines. The Board also determined that each of the members of the Audit, Governance and Organization and Compensation Committees has no material relationship with Fluor and is independent within the meaning of the New York Stock Exchange listing standards and Fluor's director independence standards for such committee.

In making its independence determination with regard to Ms. Berkery, the Board considered payments to PricewaterhouseCoopers ("PWC"), where Ms. Berkery's brother is a partner. With regard to PWC: (i) the fees paid to PWC in each of the last three years were less than .02% of such firm's revenues; (ii) Ms. Berkery's brother is one of over 11,000 partners and 236,000 employees at

10 FLUOR CORPORATION | 2018 PROXY STATEMENT

CORPORATE GOVERNANCE

PWC; (iii) Ms. Berkery's brother does not personally provide services to the company or oversee others who provide such services; and (iv) the company hired PWC prior to Ms. Berkery joining the Board. In addition, it is important to note that Fluor, as a global corporation, and due to various securities regulations and requirements, utilizes multiple accounting firms for different kinds of services and, in fact, retained each of the four major public accounting firms to provide various services during 2017. The Board does not believe that the company's use of PWC raises any independence concerns with regard to Ms. Berkery. The Board determined that Mr. Seaton is not independent under the New York Stock Exchange listing standards and our Corporate Governance Guidelines because of his employment as the Chief Executive Officer of the company.

Finally, the Board reviewed charitable contributions made to non-profit organizations for which Board members (or their respective spouses) serve as an employee or on the board of directors. Specifically, the Board considered that certain directors and/or their family members (Mr. Barker, Mr. Bennett, Ms. Berkery, Mr. Hackett, Admiral Locklear, Ms. McWhinney, Mr. Olivera and Mr. Rose) are affiliated with non-profit organizations that received contributions from the company in 2017, 2016 and/or 2015. No organization received contributions in a single year in excess of $100,000; and therefore these contributions fell below the thresholds of the company's independence standards.

Risk Management Oversight

As part of its oversight function, the Board monitors how management operates the company. When granting authority to management, approving strategies and receiving management reports, the Board considers, among other things, the risks and vulnerabilities the company faces. In addition, the Board discusses risks related to the company's business strategy at the Board's annual strategic planning meeting. The Board also delegates responsibility for the oversight of certain risks to the Board's committees.

Under the Audit Committee charter, the Audit Committee is responsible for reviewing and discussing with management the company's most significant risks, methods of risk assessment, risk mitigation strategies, and the overall effectiveness of the company's guidelines, policies and systems with respect to risk assessment and management. In particular, the Audit Committee considers risk issues associated with our overall financial reporting, disclosure process, legal matters, regulatory compliance, cybersecurity and information technology, as well as accounting risk exposure and other operational and strategic risks. The Audit Committee is provided quarterly information on the geographic, operational and market risks facing our company. In carrying out its responsibilities related to risk oversight, the Audit Committee meets in executive sessions, at least quarterly, with the Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer, the Chief Compliance Officer, the head of internal audit and the independent registered public accounting firm to discuss particular risks facing the company.

The Organization and Compensation Committee is also tasked with certain elements of risk oversight. The Organization and Compensation Committee annually reviews the company's compensation policies and programs, as well as the mix and design of short-term and long-term compensation, to confirm that our compensation programs do not encourage unnecessary and excessive risk taking.

Finally, the Governance Committee is responsible for overseeing governance issues that may create governance risks, such as board composition, director selection and the other governance policies and practices that are critical to the success of the company. Each of the Audit, Governance and

FLUOR CORPORATION | 2018 PROXY STATEMENT 11

CORPORATE GOVERNANCE

Organization and Compensation Committees report quarterly to the Board regarding the areas they oversee.

Board Leadership

The Chairman of the company's Board is elected by the Board on an annual basis. The Board, together with the Governance Committee, annually reviews the structure of the Board, and, as set forth in the company's Amended and Restated Bylaws and Corporate Governance Guidelines, the Board is empowered to choose any one of its members as Chairman of the Board. The Board has chosen Mr. Seaton, the company's Chief Executive Officer, to serve as the Chairman of the Board. The Board has determined that Mr. Seaton, the individual with primary responsibility for managing the company's day-to-day operations, is best positioned to chair regular Board meetings and to lead and facilitate discussions of key business and strategic issues. In his role as Chairman, Mr. Seaton presides over Board meetings, provides input on the agenda for each Board meeting and performs such other duties as the Board may request from time to time. However, the Board has also established a Lead Independent Director position, as it believes that the role of Lead Independent Director promotes effective governance when the company has a non-independent Chairman. As discussed below, the Lead Independent Director is elected every three years, and his or her duties are closely aligned with the role of an independent chairman. The Board believes that its current leadership structure provides independent Board leadership and engagement while also offering the benefits described above of having our Chief Executive Officer serve as Chairman.

In addition, each of the Audit, Governance and Organization and Compensation Committees is composed entirely of independent directors. Consequently, independent directors directly oversee critical matters such as the compensation policy for executive officers, succession planning, our methods of risk assessment and risk mitigation strategies, our policies and practices related to corporate governance, the director nominations process, our corporate finance strategies and initiatives, and the integrity of our financial statements and internal controls over financial reporting.

Lead Independent Director

To provide for independent leadership, the Board has appointed a Lead Independent Director, whose primary responsibility is to preside over and set the agenda for all executive sessions of the independent directors of the Board. The Lead Independent Director also approves agendas and schedules for meetings of the Board and information sent to the Board, chairs Board meetings in the Chairman's absence, acts as a liaison between the independent directors and the Chairman, provides guidance on the director orientation process for new Board members, consults and communicates with stockholders, as appropriate, and monitors communications to the Board from stockholders and other interested parties. The Lead Independent Director also has the authority to call executive sessions of the independent directors, as needed. In 2018, the independent members of the Board designated Mr. Peter J. Fluor to serve in this position for a three-year term that expires in February 2021.

Board of Directors Meetings and Committees

During 2017, the Board held six meetings, one of which was an extensive two-day strategic planning session. Each of the directors attended more than 75% of the aggregate number of meetings of the Board and of the Board committees on which he or she served and which were held during the period that each director served.

As discussed earlier, the Lead Independent Director presides over all executive sessions of the independent directors. Executive sessions of independent directors must take place at each regular

12 FLUOR CORPORATION | 2018 PROXY STATEMENT

CORPORATE GOVERNANCE

Board meeting according to our Corporate Governance Guidelines. During 2017, five executive sessions of the independent directors were held.

The Board has a policy that directors attend the annual meeting of stockholders each year. All directors serving on the Board at that time attended the 2017 annual meeting of stockholders.

Our Board has four standing committees:

  •
  Audit;

  •
  Executive;

  •
  Governance; and

  •
  Organization and Compensation.

Each committee has a charter that has been approved by the Board. With the exception of the Executive Committee, each committee must review the appropriateness of its charter and perform a self-evaluation at least annually. Any recommended changes to the charters are then submitted to the Board for approval.

FLUOR CORPORATION | 2018 PROXY STATEMENT 13

CORPORATE GOVERNANCE

AUDIT COMMITTEE

Members: • Peter K. Barker, Chair* • Alan M. Bennett* • Samuel J. Locklear • Matthew K. Rose* • Nader H. Sultan • Lynn C. Swann	Each of the directors who serves on the Audit Committee is independent within the meaning set forth in the Securities and Exchange Commission regulations, New York Stock Exchange listing standards and our Corporate Governance Guidelines.
*Audit Committee Financial Expert, as determined by the Board.

Meetings During Fiscal 2017:

Five, including one to review the company's 2016 Annual Report, Form 10-K and proxy materials for the 2017 annual meeting. At the end of each of the four regular meetings of the committee, the members of the Audit Committee met privately with the company's independent registered public accounting firm, and also met with the company's head of internal audit and other members of management.

Key Responsibilities:

The responsibilities of the Audit Committee and its activities during 2017 are described in the "Report of the Audit Committee" section of this proxy statement on pages 67-68.

EXECUTIVE COMMITTEE

Members: • David T. Seaton, Chair • Peter K. Barker • Alan M. Bennett	Each of the members of the Executive Committee is independent within the meaning set forth in the NYSE listing standards and our Corporate Governance Guidelines, other than Mr. Seaton.
• Peter J. Fluor
• Joseph W. Prueher

Meetings During Fiscal 2017:

One meeting to discuss director evaluations.

Key Responsibilities:

When the Board is not in session, the Executive Committee has all of the power and authority of the Board, subject to applicable laws, rules, regulations and listing standards of the New York Stock Exchange.

14 FLUOR CORPORATION | 2018 PROXY STATEMENT

CORPORATE GOVERNANCE

GOVERNANCE COMMITTEE

Members: • Alan M. Bennett, Chair • Peter J. Fluor • James T. Hackett • Samuel J. Locklear • Deborah D. McWhinney • Armando J. Olivera • Joseph W. Prueher • Nader H. Sultan • Lynn C. Swann	Each of the members of the Governance Committee is independent within the meaning set forth in the NYSE listing standards and our Corporate Governance Guidelines.

Meetings During Fiscal 2017:

Six.

Key Responsibilities:

The Governance Committee's primary responsibilities, which are discussed in detail within its charter, are to:

  •
  engage in succession planning for the Board;

  •
  identify qualified candidates to be nominated for election to the Board and directors qualified to serve on the Board's committees;

  •
  develop, review and evaluate background information for any candidates for the Board, including those recommended by stockholders, and make recommendations to the Board regarding such candidates. For information relating to nominations of directors by our stockholders, see "— Consideration of Director Nominees" below;

  •
  oversee the independence of directors;

  •
  develop, implement, monitor and oversee policies and practices relating to corporate governance, including the company's Corporate Governance Guidelines and Code of Business Conduct and Ethics for Members of the Board of Directors; and

  •
  oversee the annual evaluation of the Board, its committees and individual directors.

The Governance Committee has the authority, under its charter, to engage, retain and terminate the services of outside legal counsel, search firms and other advisors.

FLUOR CORPORATION | 2018 PROXY STATEMENT 15

CORPORATE GOVERNANCE

ORGANIZATION AND COMPENSATION COMMITTEE

Members: • Peter J. Fluor, Chair • Peter K. Barker • James T. Hackett • Deborah D. McWhinney • Armando J. Olivera • Joseph W. Prueher • Matthew K. Rose	Each of the members of the Organization and Compensation Committee is independent within the meaning set forth in the NYSE listing standards and our Corporate Governance Guidelines.

Meetings During Fiscal 2017:

Seven. Each of the four regular meetings included an executive session attended by the committee members and the committee's independent compensation advisor.

Key Responsibilities:

The Organization and Compensation Committee's primary responsibilities, which are discussed in detail within its charter, are to:

  •
  review and monitor the company's top level organizational structure and senior management succession planning and recommend the appointment of executive officers and other corporate officers;

  •
  review and approve corporate goals and objectives relevant to the Chief Executive Officer's compensation, evaluate (in consultation with the other independent directors) the achievement of these goals and recommend the Chief Executive Officer's compensation level to the independent directors;

  •
  set the overall compensation policy for the executive officers (other than the Chief Executive Officer), including base salary, and annual and long term incentive awards, and approve compensation paid to such officers, considering the recommendations of the Chief Executive Officer; and

  •
  review the compensation for non-management directors annually and recommend changes to the Board.

The responsibilities of our Organization and Compensation Committee and its activities during 2017 are further described in the "Compensation Discussion and Analysis" section of this proxy statement. The Organization and Compensation Committee has the authority under its charter to delegate any portion of its responsibilities to a subcommittee denominated by it when appropriate, but did not do so in 2017.

Compensation Consultant:

The Organization and Compensation Committee has the authority under its charter to engage, retain and terminate the services of outside legal counsel, compensation consultants and other advisors. In 2017, the Organization and Compensation Committee again engaged Frederic W. Cook & Co., Inc. to serve as its independent compensation consultant to advise the committee on all matters related to executive and director compensation. The compensation consultant conducts an annual review of the total compensation program for the Chief Executive Officer and other senior management reporting to him and, in doing so, completes a report benchmarking the senior executives against

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CORPORATE GOVERNANCE

other executives with similar responsibilities in order to assist the Organization and Compensation Committee in making compensation decisions. The 2017 compensation review provided the committee with relevant market data and alternatives to consider when making compensation decisions in 2017 for the Chief Executive Officer and other senior management reporting to him.

In 2017, as part of the committee's oversight of certain aspects of risk, the compensation consultant conducted a broad-based review of the company's compensation programs and policies and discussed its findings with the committee, indicating that the company's compensation programs do not encourage behaviors that would create material risk for the company. Frederic W. Cook & Co., Inc. also provided written and verbal advice to the Organization and Compensation Committee at committee meetings, attended executive sessions of the committee to respond to questions, and had individual calls and meetings with the chair of the committee to provide advice and perspective on executive compensation issues. Frederic W. Cook & Co., Inc. was engaged by, and reports directly to, the committee and does not perform any other services for the company. None of the work of the compensation consultant has raised any conflicts of interest.

Consideration of Director Nominees

  Director Qualifications and Diversity

The Board of Directors believes that the Board, as a whole, should include individuals with a diverse range of backgrounds and experience to give the Board both depth and breadth in the mix of skills represented for the benefit of our stockholders. As provided in our Corporate Governance Guidelines, while all directors should possess business acumen and must exercise sound judgment in their oversight of our operations, the Board endeavors to include in its overall composition an array of targeted skills that complement one another rather than requiring each director to possess the same skills, perspective and interests. Accordingly, the Board and Governance Committee consider the qualifications of directors and director nominees both individually and in the broader context of the Board's overall composition and the company's current and future needs.

Our Corporate Governance Guidelines contain Board membership criteria that apply to current directors as well as nominees for director. The Governance Committee is responsible for reviewing with the Board on an annual basis (and as needed) the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This annual review takes into consideration issues of diversity of thought and background (including gender, race, ethnicity and age), experience, qualifications, attributes and skills. Certain criteria that our Board looks for in a candidate include, among other things, an individual's business experience and skills, judgment, independence, integrity, reputation and international background, the individual's understanding of such areas as finance, marketing, information technology, regulation and public policy, whether the individual has the ability to commit sufficient time and attention to the activities of the Board, the fit of the individual's skills and personality with those of other directors in building a

FLUOR CORPORATION | 2018 PROXY STATEMENT 17

CORPORATE GOVERNANCE

Board that is effective, collegial and responsive to the needs of the company, and the absence of any potential conflicts with the company's interests. The Board assesses its effectiveness in achieving these goals in the course of assessing director candidates, which is an ongoing process.

  Identifying and Evaluating Nominees for Director

The Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Governance Committee through various means, including current Board members, professional search firms, stockholders or other persons. Candidates are evaluated at meetings of the Governance Committee, and may be considered at any point during the year. The Governance Committee reviews a variety of information about candidates, including materials provided by professional search firms, if applicable, or other parties suggesting the candidate. In evaluating candidates, the Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

  Stockholder Recommendations

The policy of the Governance Committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board as described above under "— Identifying and Evaluating Nominees for Director." If a stockholder properly recommends an individual to the Governance Committee to serve as a director, all recommendations are aggregated and considered by the Governance Committee at a meeting prior to the issuance of the proxy statement for our annual meeting. Any materials provided by a stockholder in connection with the recommendation of a director candidate are forwarded to the Governance Committee. In evaluating these recommendations, the Governance Committee assesses candidates in light of the membership criteria set forth under "— Director Qualifications and Diversity" above and the Board's existing composition. Any stockholder wishing to recommend a candidate for consideration by the Governance Committee should submit a recommendation in writing indicating the candidate's qualifications and other relevant biographical information and provide confirmation of the candidate's consent to serve as director. This information should be addressed to Carlos M. Hernandez, Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Stockholders also have the ability to nominate directors for election in accordance with our Amended and Restated Bylaws. See "Additional Information — Advance Notice Procedures" and "— Proxy Access Procedures" on page 76 of this proxy statement, and Sections 2.04 and 2.10 of our Amended and Restated Bylaws, which are included on our website at www.fluor.com under "Sustainability" — "Governance."

Certain Relationships and Related Transactions

The company is not aware of any transactions with related persons that would be required to be disclosed.

Review and Approval of Transactions with Related Persons

The company has adopted a written policy for the approval of transactions to which the company is a party and the aggregate amount involved in the transaction will or may be expected to exceed $100,000 in any calendar year if any director, director nominee, executive officer, greater-than-5% beneficial owner or their respective immediate family members have or will have a direct or indirect

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CORPORATE GOVERNANCE

material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

The policy provides that the Governance Committee reviews certain transactions subject to the policy and determines whether or not to approve or ratify those transactions. In doing so, the committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person's interest in the transaction. In addition, the Board has delegated authority to the chair of the Governance Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the chair is provided to the full Governance Committee for its review in connection with each regularly scheduled Governance Committee meeting.

The Governance Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include, but are not limited to:

  •
  employment of immediate family members of directors, director nominees, executive officers and greater-than-5% beneficial owners in non-executive positions with the company;

  •
  business transactions with other companies at which a related person's only relationship is as an employee (other than an executive officer) if the amount of business falls below the thresholds in the New York Stock Exchange's listing standards and the company's director independence standards; and

  •
  contributions to non-profit organizations at which a related person's only relationship is as an employee (other than an executive officer) or director if the aggregate amount involved does not exceed the lesser of $1 million or 2% of the organization's consolidated gross annual revenues.

Communications with the Board

Individuals may communicate with the Board and individual directors by writing directly to the Board of Directors c/o Carlos M. Hernandez, Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Stockholders and other parties interested in communicating directly with the Lead Independent Director or with the independent directors as a group may do so by writing directly to the Lead Independent Director c/o the Chief Legal Officer and Secretary at the above address. The Lead Independent Director will, with the assistance of Fluor's internal legal counsel, be primarily responsible for monitoring any such communications from stockholders and other interested parties to the Board, individual directors, the Lead Independent Director or the independent directors as a group, and provide copies or summaries of such communications to the other directors as he considers appropriate.

Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Lead Independent Director considers to be important for the directors to know. The Board will give appropriate attention to written communications on issues that are submitted by stockholders and other interested parties, and will respond if and as appropriate.

FLUOR CORPORATION | 2018 PROXY STATEMENT 19

CORPORATE GOVERNANCE

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2017, Mr. Fluor, Mr. Barker, Mr. Hackett, Ms. McWhinney, Mr. Olivera, Admiral Prueher and Mr. Rose served on the Organization and Compensation Committee. During 2017, there were no compensation committee interlocks between the company and other entities involving the company's executive officers and directors.

20 FLUOR CORPORATION | 2018 PROXY STATEMENT

PROPOSAL 2 — EXECUTIVE COMPENSATION

PROPOSAL 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking stockholders to vote on an advisory resolution to approve the company's executive compensation as reported in this proxy statement. As described below in the "Compensation Discussion and Analysis" section of this proxy statement, the Organization and Compensation Committee has structured our executive compensation program to achieve the following key objectives that contribute to the company's long-term success:

Key Objective	Achievement of the Objective
Align Interests of Named Executives with Stockholders	• Annual and long-term incentive programs reward named executives for achievement of short- and long-term goals that enhance stockholder value.
• Between 55% and 73% of named executive target total direct compensation is equity-based.
• Named executives are expected to hold company shares or units with a value between two and six times their base salary and are prohibited from hedging or pledging company securities.

Pay for Performance	• 85% to 90% of the annual incentive for named executives is tied to company performance, including corporate measures such as net earnings, cash flow from operations and business segment performance.
• Long-term incentive payouts under our 2017 Value Driver Incentive Program are tied to the company's new awards and return on assets employed, and also are directly related to the stock price.

Attract and Retain Top Talent	• Total compensation for named executives is targeted at the 50th percentile of the peer group.

We urge stockholders to read the "Compensation Discussion and Analysis" beginning on page 23, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative appearing on pages 44 through 60, which provide detailed information on the compensation of our named executives. The Organization and Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the "Compensation Discussion and Analysis" are effective in achieving our goals and that the compensation of our named executives reported in this proxy statement has supported and contributed to the company's success.

FLUOR CORPORATION | 2018 PROXY STATEMENT 21

PROPOSAL 2 — EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the annual meeting:

  RESOLVED, that the stockholders of Fluor Corporation (the "Company") approve, on an advisory basis, the compensation of the Company's named executives as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company's 2018 annual meeting of stockholders.

This advisory resolution, commonly referred to as a "say on pay" resolution, is non-binding on the Board. Although non-binding, the Board and the Organization and Compensation Committee will review and consider the voting results when evaluating our executive compensation program. An advisory stockholder vote on the frequency of stockholder votes to approve executive compensation is required to be held at least once every six years. The company last held an advisory vote on frequency in 2017. After consideration of the vote of stockholders at the 2017 annual meeting of stockholders and other factors, the Board decided to hold advisory votes to approve executive compensation annually until the next advisory vote on frequency. Accordingly, the next advisory vote to approve executive compensation will be held at the 2019 annual meeting of stockholders.

22 FLUOR CORPORATION | 2018 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the principles, objectives and features of the compensation program, as well as the decisions made under this program for 2017, for our named executive officers (referred to herein as the "named executives"). For 2017, our named executives were:

Name	Position
David T. Seaton	Chairman and Chief Executive Officer
Bruce A Stanski	Executive Vice President & Chief Financial Officer (effective August 4, 2017)
Biggs C. Porter	Former Executive Vice President & Chief Financial Officer (through August 3, 2017)
Carlos M. Hernandez	Executive Vice President, Chief Legal Officer & Secretary
Garry W. Flowers	Executive Vice President
Jose L. Bustamante	Executive Vice President, Business Development & Strategy

Executive Summary

Our executive compensation program is designed to motivate excellent performance and to create alignment with company performance. In 2017, many of our clients continued to evaluate their capital expenditure needs and remained selective in how they allocated capital. This resulted in fewer projects on which we could bid and win. We continued to generate positive cash flow and earnings but, due to the business environment and execution challenges on several projects, our performance did not meet our targets for the year. This is reflected in the payouts for the named executives' annual incentive awards, averaging 49% of target, and the 2015 Value Driver Incentive ("VDI") awards (for which the performance period ended on December 31, 2017), under which payouts were zero. This performance will also negatively impact future payments for the 2016 and 2017 VDI awards (which include fiscal year 2017 in the performance period) when payouts for those awards are determined at the end of the applicable three-year performance period. These actual and potential payouts, as well as our realizable pay analysis on pages 25-26 demonstrate our pay-for-performance alignment and commitment. We believe we have the right business strategy and incentive compensation programs to deliver better results for our stockholders.

  Overview of Fiscal 2017 Business Results

Over the past few years, clients reduced their capital expenditure budgets and were increasingly constrained in approving new projects as a reaction to low commodity prices, political uncertainties, currency devaluations and a challenging competitive environment. Through this difficult business environment, we remained focused on becoming the integrated solutions provider of choice for our clients and continued to prepare our company for an expected multi-year recovery in the energy and commodities markets and improvements in the other markets we serve.

New Awards and Backlog.    In 2017, we received $12.6 billion in new awards across the entire asset life cycle, from front-end engineering and design (FEED) to full engineering, procurement, fabrication and construction, as well as operations and maintenance services. We ended 2017 with a consolidated backlog of approximately $31.0 billion.

FLUOR CORPORATION | 2018 PROXY STATEMENT 23

COMPENSATION DISCUSSION AND ANALYSIS

Process Improvements.    More than ever, clients are demanding cost and schedule certainty and that facilities be designed and built for capital efficiency, allowing them to thrive in any commodity price environment. In 2017, we took significant steps to prepare our company for the future by making changes in our systems and processes to improve on project delivery. We also invested in a new data-centric execution platform that will use historical, standardized data to help us more accurately analyze and predict project outcomes. We believe these initiatives will help us drive execution excellence and the cost and schedule certainty required by our clients.

Safety.    Safety continued to be a major area of emphasis in 2017. Our total case incidence rate and health, safety and environmental scores improved over our 2016 performance, as we continue our uncompromising focus on safety and promoting a caring, preventive culture.

Cash Flow From Operations and Earnings.    In 2017, we remained focused on generating positive cash flow from operations and maintaining our strong balance sheet. At the end of 2017, we had $2.1 billion in cash and marketable securities, after returning $118 million in dividends to stockholders. Despite challenges throughout the year, net earnings attributable to Fluor from continuing operations were $191 million, or $1.36 per diluted share, in 2017. Earnings results include a charge of $37 million, or $0.27 per diluted share, related to the implementation of the recently enacted U.S. Tax Cuts and Jobs Act.

  Performance-Based Compensation

Our overriding objective is to pay for performance. As shown in the charts below, for 2017, 89% of our Chief Executive Officer's target total direct compensation ("TDC") and approximately 81% (on average) of the other named executives' target TDC was in the form of annual or long-term incentives, the value of which is variable (depending on either performance and/or the price of the company's stock).

For 2017, our long-term incentives included a mix of restricted stock units ("RSUs"), stock options and stock-based performance awards under our VDI program. The VDI awards are paid in stock and have performance targets calculated over a three-year period tied to average annual new award gross margin dollars and percentage, and average annual return on operating assets employed. The number of earned VDI units is further adjusted based on the company's total shareholder return relative to a select group of peers. These measures focus named executives on the creation of long-term company value for the benefit of our stockholders.

Our annual incentives are paid in cash and are based primarily on the achievement of pre-established financial and operational performance goals for each year.

24 FLUOR CORPORATION | 2018 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

CEO Target TDC(1)	Other Named Executives' Average Target TDC(1)

(1)
Target TDC consists of actual base pay, target annual incentive and the value of all long-term incentives on the date of grant.

  Realizable Pay for our Chief Executive Officer

The chart below illustrates our Chief Executive Officer's "realizable" compensation as compared to his target TDC, averaged over the last three fiscal years. We believe that it is important to show realizable compensation because it provides valuable supplemental information to assist our stockholders in understanding our executive compensation program. Realizable compensation shows the value of the compensation our Chief Executive Officer actually earned or could expect to earn as of the end of 2017, while target TDC represents his target compensation opportunity at the time of grant.

While both target TDC and realizable compensation include actual base salaries, realizable compensation reflects both (i) actual performance against goals that impacts annual incentives and VDI awards and (ii) stock price. On average, over the last three years, our annual incentives have paid out below target as a result of our pay-for-performance alignment in a challenging business environment. In addition, the realizable value of our long-term incentives is significantly below the target opportunity due to a combination of both performance and stock price. As of December 31, 2017, none of the options granted to named executives in the last three years were in-the-money. Further, the three-year performance for the 2015 VDI (which performance period ended on December 31, 2017) was below the threshold performance target, resulting in a zero payout to named executives under such grants. As shown in the graph below, average realizable compensation for our Chief Executive Officer for the three-year period was 30% lower than his target TDC, which we believe demonstrates strong alignment between our named executive officer and stockholder interests and our commitment to pay for performance.

FLUOR CORPORATION | 2018 PROXY STATEMENT 25

COMPENSATION DISCUSSION AND ANALYSIS

CEO Target TDC and Realizable Pay
3-Year Average (2015 - 2017)

(1)
Target TDC consists of actual base salary, target annual incentive and the value of all long-term incentives on the date of grant.

(2)
Realizable pay includes: (i) actual base salary; (ii) actual annual incentive paid; (iii) the value of options on the date of exercise (if exercised), or on December 31, 2017 (if unexercised); and (iv) the value of other long-term incentive awards on the vesting date (if vested) or on December 31, 2017 (if unvested), as further discussed in the Outstanding Equity Awards at 2017 Fiscal Year End table on pages 51-52.

  Compensation Actions for 2017

In making decisions regarding the compensation opportunities for the named executives in 2017, the Committee took into account market conditions and performance, and also considered market data for our compensation peer group (as described on pages 39-40, the "Compensation Peer Group") and general industry peers. The Committee took the following specific actions with respect to named executive compensation for 2017 in order to motivate our named executives and align their interests with stockholders:

  •
  Approved 2017 base salaries that were the same as 2016 base salaries (except with respect to Mr. Stanski whose salary was increased by 16.7% in 2017, primarily to reflect his promotion to Chief Financial Officer, and Mr. Bustamante whose salary was increased by 5.6% to bring his base salary closer to the median among those with similar positions in our Compensation Peer Group);

  •
  Approved 2017 target bonus percentages that were the same as 2016 target bonus percentages (except with respect to Mr. Seaton whose bonus was increased by 5% to bring his target total direct compensation closer to the median among those with similar positions in our Compensation Peer Group), while maintaining the design of the annual incentive program;

  •
  Set the long-term incentive award mix to include 50% performance-based VDI awards, 25% RSUs and 25% stock options;

26 FLUOR CORPORATION | 2018 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

  •
  For the 2017 VDI awards, changed the performance measures to return on operating assets employed, new awards gross margin dollars and new awards gross margin percentage, measures that the Committee believes drive long-term stockholder value; and

  •
  Added a modifier to the 2017 VDI awards that is based on the company's three-year cumulative total shareholder return relative to the engineering and construction peers included in the Compensation Peer Group.

  Corporate Governance Highlights

Our executive compensation policies reflect our strong focus on sound corporate governance. As in prior years, the following practices and policies were in effect during 2017:

What we do	What we do not do

✓

We maintain robust stock ownership guidelines, including a 6x base salary requirement for the Chief Executive Officer.

✓

We maintain a clawback policy for performance-based compensation.

✓

We design compensation programs that do not encourage behavior that could create material adverse risks to our business; and the Committee conducts an annual compensation risk assessment.

✓

We engage an independent compensation consultant for our fully independent Committee.

✓

We prohibit hedging, pledging and short-term trading of company stock.

✗

We do not provide single trigger change in control agreements.

✗

We do not have excise tax gross-ups for change in control agreements.

✗

We do not allow repricing of stock options without stockholder approval.

✗

We do not allow the payment of dividends or dividend equivalents on any unvested stock awards.

✗

We do not have individual employment agreements for our executive officers.

How Named Executive Compensation is Tied to Performance

We use a balanced approach to compensation with a variety of pay elements to reward the achievement of both short-term and long-term goals, the majority of which are directly linked to performance as described in the table below:

Component	Primary Purpose	Linkage to Performance
Base Salaries	Provide a market competitive, stable level of income to attract and retain top talent

•

Individual responsibility, performance and contributions to the company, overall salary movements in the Compensation Peer Group and the company's salary budget are considered by the Board or the Committee, as applicable, in determining an appropriate salary adjustment each year

FLUOR CORPORATION | 2018 PROXY STATEMENT 27

COMPENSATION DISCUSSION AND ANALYSIS

Component	Primary Purpose	Linkage to Performance
Annual Incentive Awards	Provide annual cash compensation for achievement of performance goals that drive near-term objectives and support long-term company value: • Net earnings • Cash flow from operations • Safety

•

Annual forecasts of net earnings and other factors are made at the beginning of each fiscal year, and are used to set the target achievement levels for the annual incentive awards

•

The annual incentive awards are completely at-risk, depending on the level of performance against the criteria

Long-Term Incentives	Value Driver Incentive Performance Units
Provide a stock-based incentive and retention vehicle that is linked to performance measures that focus named executives on the creation of long-term company value

•

Forecasts for the performance measures are made at the beginning of each year, and performance units are earned to the extent those expectations are met, on average, over a three-year period, as modified based on the company's three-year cumulative total shareholder return relative to engineering and construction peers

•

VDI awards are earned and vest at the end of a three-year performance period, aligning the interests of executives with those of our stockholders by focusing the executives on the company's financial performance over a multi-year period

• The units are completely at-risk, depending on our performance against the relevant measures (and our stock price)
Stock Options
Provide a long-term retention vehicle that is directly linked to stockholder value creation over time

•

Stock options vest in equal thirds over three years and have a ten-year term, aligning the interests of executives with those of our stockholders by focusing the executives on long-term stockholder value creation

• The options are completely at-risk, attaining value only if our stock price grows over the initial grant price

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COMPENSATION DISCUSSION AND ANALYSIS

Component	Primary Purpose	Linkage to Performance
Restricted Stock Units
Provide a long-term equity ownership and retention vehicle that is directly linked to stockholder value creation over time

•

RSUs vest in equal thirds over three years, aligning the interests of executives with those of our stockholders by focusing the executives on the company's financial performance over a multi-year period

• The value of the RSUs is at-risk, increasing or decreasing with our stock price over the vesting period

Components of 2017 Named Executive Compensation

  Base Salaries

The company provides named executives with base salaries that provide a competitive, stable level of income, since most other elements of their compensation are at-risk based on company performance. In determining base salaries for positions held by named executives, the Committee generally targets the 50th percentile (i.e., the median) for similar types of executives within the Compensation Peer Group. Base salaries may deviate from the median to attract key talent and for named executives with varying levels of experience or specialized duties or skill sets. The Committee reviews base salaries for named executives annually and upon a change in responsibilities.

In evaluating the Chief Executive Officer's base salary and his recommendations for the base salaries of the other named executives, the Committee considered the following factors during its 2017 annual review:

  •
  the Compensation Peer Group data and other general industry survey data for comparable positions;

  •
  individual level of responsibility, performance and contributions to the company;

  •
  internal pay equity based on relative duties and responsibilities; and

  •
  the company's 2017 salary budget.

The 2017 base salaries for the named executives did not change from 2016 (except with respect to Mr. Stanski whose salary was increased by 16.7% in 2017, primarily to reflect his promotion to Chief Financial Officer, and Mr. Bustamante whose salary was increased by 5.6% to bring his base salary closer to the median of those with similar positions in our Compensation Peer Group) and were as follows:

Named Executive	2017 Base Salary
David T. Seaton	$1,295,000
Bruce A. Stanski	$700,000
Biggs C. Porter	$841,300
Carlos M. Hernandez	$630,000
Garry W. Flowers	$530,000
Jose L. Bustamante	$475,000

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COMPENSATION DISCUSSION AND ANALYSIS

For 2017, the base salaries for Messrs. Seaton, Stanski, Hernandez, Flowers and Bustamante approximated or were lower than the median of the Compensation Peer Group. Mr. Porter's base salary was in the top quartile of chief financial officers within the Compensation Peer Group, reflecting his years of experience in numerous finance positions (including chief financial officer) and the salary we originally offered to recruit him to the company.

  Annual Incentive Awards

Cash-based annual incentives are provided to motivate and reward named executives for achieving annual performance objectives. In 2017, each named executive participated in the Fluor Corporation Amended and Restated 2008 Executive Performance Incentive Plan (the "Performance Plan") and had a target annual incentive amount, established as a percentage of annual base salary. This percentage reflects each executive's respective organizational level, position and responsibility for achievement of the company's strategic goals, and aligns with market practice.

For 2017, target bonus percentages for Messrs. Seaton, Bustamante and Flowers approximated the median target bonus percentages for executives with similar job responsibilities within the Compensation Peer Group, while the target bonus percentages for Messrs. Stanski and Hernandez were below the median. For 2017, Mr. Seaton's target bonus percentage was increased from 145% to 150% in order to bring his target bonus percentage to the median.

The target annual incentives for 2017 for each named executive, other than Mr. Porter (who was no longer employed by the company at the time the annual incentives were paid), were as follows:

Named Executive	Percentage of Base Salary	Target Annual Incentive Amount
David T. Seaton	150%	$1,943,000
Bruce A. Stanski	85%	$595,000
Carlos M. Hernandez	85%	$535,500
Garry W. Flowers	85%	$450,500
Jose L. Bustamante	85%	$403,800

A named executive may receive from zero to 200% of the target annual incentive amount, depending on the extent to which the company and the named executive meet, fail to meet or exceed certain performance measures relating to overall company performance and the individual's own performance. The types of measures and relative weightings of those measures are determined by the Committee each year and are tailored to the named executive's position and organizational responsibility. The performance measures have remained fairly consistent over the past five years, but, in 2015, the Committee replaced return on operating assets employed with cash flow from operations in light of its determination to include return on operating assets employed as a performance measure under the VDI program. The Committee has also adjusted the relative weightings of each measure from time to time to reflect the Committee's emphasis on particular goals.

When determining the performance measures, the Committee considers the company's annual operating plan and strategic priorities for the upcoming year, as well as the company's performance in the previous year. The performance measures are all objective except for the individual performance measure, which is not tied to specific targets. The use of multiple financial goals prevents an overemphasis on any one financial metric and focuses the named executives on key

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COMPENSATION DISCUSSION AND ANALYSIS

areas of importance to the company. The measures, along with their respective weightings, for each named executive who received an annual incentive for 2017 were as follows:

2017 Measure	David T. Seaton	Bruce A. Stanski	Carlos M. Hernandez	Garry W. Flowers	Jose L. Bustamante
Corporate Net Earnings	60%	55%	55%	55%	55%
Cash Flow from Operations	20%	20%	20%	20%	20%
Safety
Days Away, Restricted and Transfer Incidence Rate	3%	3%	3%	3%	3%
Total Case Incidence Rate	3%	3%	3%	3%	3%
HSE Audit Score	4%	4%	4%	4%	4%
Individual Performance	10%	15%	15%	15%	15%

Performance Measures for 2017

The performance measures for the 2017 annual incentive awards for the named executives are described below.

Corporate net earnings.    Corporate net earnings is defined as the amount of net earnings attributable to Fluor from continuing operations set forth in our financial statements. When establishing corporate net earnings targets for 2017, the Committee determined that the following items would be excluded from net earnings for purposes of determining achievement of the target: expenses related to discontinued operations, the financial impact of any acquisition activity (including integration costs and other expenses), expenses associated with restructuring programs and unusual expenses outside the normal course of business. As a result, certain expenses associated with a discontinued business, integrating Stork Holding B.V. and company restructuring activities, as well as the impact from implementation of the recently enacted U.S. tax reform legislation have been excluded from the earnings calculation.

Cash Flow From Operations.    Cash flow from operations is defined as total segment profit plus the fiscal year change in the business unit project working capital accounts (accounts receivable, work in progress, advance billings and accounts payable).

Safety.    Safety consists of three distinct measures: (i) days away, restricted and transfer ("DART") incidence rate, (ii) total case incidence rate ("TCIR") and (iii) health, safety and environmental ("HSE") audit score. Fluor's DART incidence rate is defined as a work-related injury or illness that involves days away from work beyond the day of injury or onset of the illness or otherwise results in a work restriction or work transfer. Fluor's TCIR is defined as a work-related injury or illness that results in one or more of the following: days away from work, restricted work or transfer to another job, medical treatment beyond first aid, loss of consciousness, a significant injury or illness diagnosed by a physician or other licensed health care professional, or death. Incidence rates for both measures represent the number of recordable cases per 100 full-time workers (working 40 hours per week, 50 weeks per year), and are calculated using the following equation:

Fluor's HSE audit score measures our performance against approximately 60 leading indicators in the critical areas that drive performance and safety on our projects. Each indicator is given a score by the HSE corporate audit team based on project performance, with the overall score being the average of the scores for all indicators across a sampling of projects and joint ventures in all

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COMPENSATION DISCUSSION AND ANALYSIS

business lines. The company audits only those joint ventures for which the company has sole or joint HSE responsibilities for program development and work control.

Individual Performance.    For all named executives other than the Chief Executive Officer, the individual performance measure is given a rating based on subjective evaluations and recommendations by the Chief Executive Officer, although ultimately approved by the Committee. In the case of the Chief Executive Officer, individual performance is assessed by the independent directors of the Board after consideration of a recommendation from the Committee.

  2017 Annual Incentive Determination

The performance ranges for each of the measures applicable to our named executives, together with the actual achievement of the measures, are presented in the table below. Based on performance, annual incentive award cash payouts averaged 49% of target for named executives, which is lower than the 2016 payout percentage.

		2017 Performance Ranges (dollars in millions)
Measure	2017 Actual Achievement	Min	Target	Max
		(.25 rating)(1)	(1.0 rating)	(2.0 rating)
Corporate Net Earnings	$252.8(2)	$212.6	$361.3 - $488.9	$637.7
Cash Flow from Operations	$505.1	$464.8	$790.1 - $1,068.9	$1,394.3
Safety
Days Away, Restricted and Transfer Incidence Rate	.21	.19	.16	.07
Total Case Incidence Rate	.42	.50	.40	.20
HSE Audit Scores	86%	75%	85%	95%

(1)
The minimum rating level for each goal is required to be satisfied before there is any payout for that specific, performance measure.

(2)
The amount shown is for net earnings attributable to Fluor from continuing operations, excluding certain expenses associated with discontinued operations, the integration of Stork Holding B.V. and company restructuring activities, as well as the impact from implementation of the recently enacted U.S. tax reform legislation.

Achievement of the individual performance measure varied among the named executives because of the differences in responsibilities and individual accomplishments. The Committee determined the achievement of the individual performance measure for the named executives other than the Chief Executive Officer, after taking into account the Chief Executive Officer's recommendations with regard to those named executives, and also recommended to the Board the achievement level for the Chief Executive Officer. Qualitative evaluations made by the Chief Executive Officer were based on each named executive's leadership and group accomplishments. The individual performance measure was not a significant factor in determining compensation, and no named executive's aggregate compensation was materially affected by the level of achievement of this measure.

Once the level of achievement for each measure is determined, each named executive's overall performance rating is calculated by multiplying each measure's rating (which can range from 0.00 to 2.00) by its relative weighting, and then aggregating those amounts. The aggregate amount (the overall performance rating) is then multiplied by the individual's target annual incentive amount to determine the annual incentive payment for each named executive.

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COMPENSATION DISCUSSION AND ANALYSIS

The 2017 annual incentive amounts for each named executive, other than Mr. Porter (who retired from the company in January 2018 and was no longer employed by the company on the date annual incentives were paid), were determined as follows:

Named Executive	Target Annual Incentive Amount	X	Overall Performance Rating	=	Annual Incentive Amount
David T. Seaton	$1,943,000	X	0.43	=	$836,000
Bruce A. Stanski	$595,000	X	0.49	=	$291,600
Carlos M. Hernandez	$535,500	X	0.52	=	$278,500
Garry W. Flowers	$450,500	X	0.54	=	$243,300
Jose L. Bustamante	$403,800	X	0.49	=	$197,900

The 2017 annual incentive rating and payout for each named executive was lower than his 2016 rating and payout, primarily due to the lower achievement level of the cash flow from operations measure.

  Changes to Annual Incentives for 2018

Effective for 2018, the individual performance metric is being replaced with a strategic measure that will be weighted at 25% for all named executives. Specific strategic goals will be defined and approved for each named executive. The rating for the strategic metric will be capped at 125% of target if none of the financial performance measures achieve target performance. If at least one of the financial measures achieves target performance, the cap will be 200% of target. In addition, the Safety metric will be one qualitative metric rather than three stand-alone metrics. Safety performance will be assessed based on overall safety performance including, but not limited to, DART, TCIR and the HSE Audit Score. These changes were made to better allow the Committee to reward executives for strategic outcomes and to balance corporate and business line goals.

  2017 Long-Term Incentives

The stockholder-approved Performance Plan and its successor, the 2017 Performance Incentive Plan, allow the Committee to grant various forms of long-term equity incentives. The Committee's objectives in granting long-term equity awards are to motivate and reward the achievement of superior operating results and stock price appreciation, facilitate the attraction and retention of key management personnel and align the interests of management and stockholders through equity ownership.

As discussed earlier, our compensation program is designed to align pay with performance. Named executives receive long-term incentive grants that reflect potential pay, based on market considerations as well as individual contributions, experience, advancement potential and internal pay equity. For 2017, long-term incentive awards for our Chief Executive Officer approximated the 50th percentile of the Compensation Peer Group, while the value of such awards for other named executives (other than Mr. Porter) ranged from the 42nd percentile to the 67th percentile. In 2017, the Committee determined to maintain performance-based VDI awards as 50% of the long-term incentive grant to named executives, and to provide the remainder in equal proportions of options and RSUs. Shares issued under RSUs and VDI awards granted to named executives in 2017 are subject to a three-year post-vest holding period. During the post-vest holding period, named executives may not sell or otherwise transfer the underlying shares of company common stock (except in the case of death).

The Committee believes that the mix of long-term incentive components aligns the interests of named executives with those of stockholders by encouraging named executives to focus on

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COMPENSATION DISCUSSION AND ANALYSIS

long-term growth of the company, while also providing named executives with a balanced pay package similar to many of our peers. In determining the relevant allocations, VDI awards were valued at the target performance level (and converted into performance units based on the closing stock price on the date of grant); RSUs were valued at the fair market value (closing stock price) on the date of grant; and stock options were valued using the Black-Scholes option pricing model.

The Committee determines the dollar value of long-term incentive awards for named executives at the first regularly scheduled meeting of the Committee each year, which is typically held in January or February. The determinations are made at that time to coincide with the annual performance review (when prior year performance information is available). The equity awards are then granted on the third business day following the publication of our annual results, based on the closing stock price on that date. RSUs and stock options vest one-third per year in each of the years following the grant date.

  VDI Awards Granted in 2017

The VDI awards granted to the named executives in 2017 are subject to a three-year performance period, which started on January 1, 2017 and ends on December 31, 2019. The awards will be earned based upon actual performance over the three-year performance period and will vest (and be payable in shares) in March 2020. Upon vesting, the named executive will also receive additional shares equal to the amount of any accrued dividends paid by the company with respect to shares actually earned. The vested shares must be held for an additional three years beyond vesting, as described above.

The Committee established the following performance criteria and relative weightings for the 2017 VDI awards for named executives, which are all evaluated over a three-year period:

  •
  40% of the total award is based on average annual new awards gross margin percentage ("NAGM %");

  •
  30% of the total award is based on average annual new awards gross margin dollars ("NAGM $"); and

  •
  30% of the total award is based on average annual return on operating assets employed ("ROAE").

Starting with the 2017 VDI awards, the number of earned shares is modified based on the company's three-year cumulative total shareholder return relative to the engineering and construction peers included in the Compensation Peer Group ("Relative TSR"). If the company's Relative TSR is in the bottom third of the group, the earned shares will be decreased by 25%. If the company's Relative TSR is in the top third of the group, the earned shares will be increased by 25%. No adjustment will be made if the company's Relative TSR is in the middle third. In no event will the earned shares exceed two times the target number of shares.

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COMPENSATION DISCUSSION AND ANALYSIS

The calculation of the target number of units, as well as the eventual determination of the payout of VDI awards, is illustrated below:

New awards gross margin dollars measures the total amount of project gross margin that the company expects to receive as a result of projects awarded within the performance period. New awards gross margin percentage is the total amount of gross margin the company expects to receive as a result of projects awarded within the performance period as a percentage of expected revenue from those projects. Return on operating assets employed is calculated by dividing full-year corporate net earnings (excluding the items noted above under "Annual Incentive Awards – Performance Measures for 2017" and after-tax interest expense) by net assets employed. Net assets employed is defined as total assets (excluding excess cash and current and non-current marketable securities) minus current liabilities (excluding non-recourse debt) and is calculated based on average net assets reported for the previous five quarters.

The Committee selected the new awards performance criteria because, although measured over a relatively short period, such metrics relate to contracts that typically will extend a number of years into the future and, thus, are expected to generate, and position the company for, increased future earnings. These measures are not reported in our financial statements or this proxy statement, as disclosure of the new awards gross margin targets would result in competitive harm to the company, but are set each year at levels intended to challenge our executives to achieve business goals established as part of the annual strategic plan. When determining whether the new awards performance goals have been met, the Committee takes into account any changes affecting project gross margin backlog (e.g., scope changes, adjustments or cancellations) that occurred during the year. The Committee believes the inclusion of the return on operating assets employed measure focuses management on value creation and asset utilization and rewards named executives for strategic investing and disciplined maintenance of working capital. The performance measures and relative weightings are determined based on the company's relative business priorities and may be changed for future year grants as determined necessary and appropriate to drive the company's achievement of its long-term objectives.

FLUOR CORPORATION | 2018 PROXY STATEMENT 35

COMPENSATION DISCUSSION AND ANALYSIS

In the first quarter of 2017, the Committee set minimum (paid at 25% of target), target (paid at 100% of target) and maximum (paid at 200% of target) levels for the portion of the 2017 VDI awards that were subject to the 2017 new awards gross margin percentage, new awards gross margin dollars and return on operating assets employed performance goals. This first tranche of the 2017 VDI awards represents one-third of the number of shares subject to those VDI awards. The second and third tranches of the 2017 VDI awards will be subject to performance goals for 2018 and 2019, respectively, which will be set in the first quarter of the respective year. The Committee believes that using three annual performance goals instead of a single three-year goal best orients executives to focus on long-term achievements, while avoiding disincentives or windfalls due to volatile economic factors such as commodity prices and currency rates that are difficult to forecast and impact our operating margins and growth. When setting these performance goals, the Committee considers the company's past performance, current business outlook and other corporate financial measures. The Committee also considers how likely it will be for the company to achieve the goals. We believe that the target goals have been established at levels that should be appropriately difficult to attain. Goals above target are stretch goals and will require an increasingly challenging level of performance in order to be achieved.

In the first quarter of the year following each of the three annual performance periods, the Committee determines the actual achievement of the performance measures for that year. At the end of the three-year period, the Committee will average the annual performance and determine the number of earned performance units by multiplying the number of performance units by the average of the three annual performance ratings (ranging from 0.00 to 2.00). The Committee will then apply the Relative TSR modifier, which may increase or decrease the number of earned shares; however, the final number of earned shares may not exceed two times the target number of shares. The final number of units earned and related dividends vest in full after such determination, approximately three-years from the date of grant, and are required to be held an additional three years. The three-year performance period and vesting are intended to facilitate retention of the participating executives and to link long-term value of the awards to stock price. A named executive's unvested award is subject to risk of forfeiture if, prior to settlement, the named executive's employment with the company is terminated for any reason other than retirement, death, disability or a qualifying termination within two years after a change in control of the company. The post-vest holding period lapses only upon the named executive's death.

  Achievement for VDI Awards Granted in 2015

VDI awards granted in 2015 had a three-year performance period, ending December 31, 2017. The performance rating for such awards was based in equal parts on three-year cumulative earnings per share and three-year average annual return on operating assets employed. The performance targets for the awards are set forth below. However, the company did not meet the minimum performance criteria for these awards, so no units were earned by any named executives. This performance is reflected in the Outstanding Equity Awards at 2017 Fiscal Year End table on page 51.

	Performance Ranges
Measure (dollars in millions)	Min	Target	Max
2015 - 2017 Earnings per Share	$14.60	$15.38	$16.47
Average Annual ROAE	14.7%	20.0% - 22.1%	24.2%

  Changes to Long-Term Incentives for 2018

Effective for 2018, the Committee determined to maintain performance-based VDI awards as 50% of the long-term incentive grant to named executives, but to increase the allocation of RSUs from 25%

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COMPENSATION DISCUSSION AND ANALYSIS

to 50%. No options will be granted in 2018. The Committee will continue to review the effectiveness of our equity mix for future grants to ensure that we are incentivizing our executives appropriately. In addition, VDI awards and RSUs granted in 2018 will not be subject to a post-vest holding period.

Other Compensation Decisions

We pay hiring bonuses when necessary or appropriate to attract top executive talent from other companies. Executives we recruit must often forfeit unrealized value in the form of unvested equity and other forgone compensation opportunities provided by their former employers. We may provide hiring bonuses to compensate them for this lost opportunity; but we may also include service requirements for retention purposes. No hiring bonuses were made to named executives in 2017. We also periodically grant cash or equity retention awards to reflect competitive market situations, address specific project objectives or reinforce succession planning objectives. In 2017, Mr. Flowers received a cash retention award in order to retain his services for key projects; and Mr. Stanski received a relocation payment in connection with his relocation from Arlington, Virginia to our headquarters in Irving, Texas. For further details on these arrangements, see footnotes 8 and 9 of the Summary Compensation Table on page 46.

In addition, in August 2017, Mr. Porter stepped down as Chief Financial Officer. He remained employed by the company until January 2018. At that time, the company entered into an agreement with Mr. Porter, pursuant to which he received a lump sum payment of $1,591,300, which amount is in lieu of any 2017 bonus and other payments from the company to which he may have been entitled. Mr. Porter's previously awarded, but unvested, stock options and restricted stock units will become vested on the vesting dates set forth in the grant agreements; and unvested VDI awards will continue to vest based on the performance conditions and other terms of the grant agreements. The agreement also includes confidentiality covenants and a release of claims by Mr. Porter, as well as non-compete restrictions.

Other Elements of Named Executive Compensation

  Perquisites

In 2017, named executives were paid a taxable monthly allowance as set forth in the All Other Compensation table on page 46. The Committee believes that these allowances are reasonable costs, and are justified by the perceived value to the named executives. The allowances can be used to cover items such as automobile leasing, tax and financial planning, and club membership dues. When determining the allowance amounts, the Committee considered the value of perquisites provided to similarly situated executives in our Compensation Peer Group. In addition, named executives are required to have a physical examination each year that is paid for by the company. Named executives may have spousal travel paid for by the company only when it is for an approved business purpose, in which case a related tax gross-up is provided. In 2017, the company did not provide any tax gross-ups other than for spousal business travel. Named executives can make personal use of charter aircraft in conjunction with a business purpose, but the named executive is required to reimburse the company for the incremental operational cost. Our 2017 perquisite costs, which are relatively small in relation to total direct compensation, approximated the median of the Compensation Peer Group.

  Executive Deferred Compensation Program

The named executives are eligible to participate in Fluor's Executive Deferred Compensation Program. The company offers this program to provide retirement and tax planning flexibility and to remain competitive with other companies within our Compensation Peer Group and general industry.

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COMPENSATION DISCUSSION AND ANALYSIS

In addition, named executives may choose to defer RSUs and VDI awards granted in 2016 and 2017, which awards are subject to a post-vest holding period. Please refer to the discussion in the Nonqualified Deferred Compensation section on pages 54-55 for a more detailed discussion of these arrangements.

  Severance and Change in Control Benefits

The company provides each of the named executives with cash severance in the event of a termination of employment by the company without cause. The company believes its severance policy assists in attracting and retaining qualified executives. The level of any cash severance payment is based upon base salary and years of service at the time of separation. In addition, each named executive has a change in control agreement that provides additional payments and other benefits if the executive is terminated without cause or if the named executive terminates employment for good reason within two years following a change in control of the company. The change in control agreements are designed to reinforce and encourage the continued attention and dedication of the executives without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control and to serve as an incentive to their continued commitment to, and employment with, the company. None of the potential change in control payments are "single trigger," meaning a named executive must incur a qualifying termination of employment following a change in control in order to be eligible for these payments. In addition, if any excise taxes are triggered in connection with a change in control, our change in control agreements do not provide for a tax gross-up. The company will, instead, automatically reduce any payments under the agreement to the extent necessary to prevent payments from being subject to those excise taxes, but only if by reason of the reduction, the executive's after-tax benefit of the reduced payments exceeds the after-tax benefit if such reduction were not made.

Please refer to the discussion under "Potential Payments Upon Termination or Change in Control" below for a more detailed discussion of these arrangements. Severance and change in control benefits are provided to be competitive with the Compensation Peer Group.

Establishing Executive Compensation

  Compensation Philosophy, Objectives and Risk Assessment

The Committee has responsibility for establishing and implementing the company's executive compensation philosophy. The Committee reviews and determines all components of named executives' compensation (other than with respect to our Chief Executive Officer's compensation, which the Committee reviews and recommends for approval by our independent directors), including making individual compensation decisions and reviewing and revising the company's compensation plans, programs and other arrangements.

The Committee has established the following compensation philosophy and objectives for the company's named executives:

  •
  Align the interests of named executives with those of the stockholders.  The Committee believes it is appropriate to tie a significant portion of executive compensation to the value of the company's stock in order to closely align the interests of named executives with the interests of our stockholders. The Committee also believes that executives should have a meaningful ownership interest in the company and as such maintains and regularly reviews executive stock ownership guidelines.

  •
  Have a significant portion of pay that is performance-based.  Fluor expects superior performance. Our executive compensation programs are designed to reward executives

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COMPENSATION DISCUSSION AND ANALYSIS

    when performance results for the company and the executive meet or exceed stated objectives. The Committee believes that compensation paid to executives should be closely aligned with the performance of the company relative to these objectives.

  •
  Provide competitive compensation.  The company's executive compensation programs are designed to attract, retain and motivate highly qualified executives critical to achieving Fluor's strategic objectives and building stockholder value.

The Committee reviews the company's compensation philosophy and objectives each year to determine if revisions are necessary in light of market conditions, the company's strategic goals or other relevant factors. In each of the last five years, the Committee determined that no revisions to the executive compensation philosophy and objectives were necessary, although the Committee has adjusted the specific elements of compensation used to implement its philosophy as compensation practices have evolved.

In addition, the Committee reviewed the incentive compensation we provide to our employees, including our named executives, and evaluated the mix of programs and performance criteria, the Committee's ability to exercise discretion over certain components of compensation and our risk management practices generally. Based on this review, the Committee believes that our compensation programs are designed to appropriately align compensation with our business strategy and not to encourage behavior that could create material adverse risks to our business.

  Peer Group Comparisons

In making compensation decisions, the Committee looks at the practices of our Compensation Peer Group. The Committee annually reviews with its independent compensation consultant the composition of the Compensation Peer Group and makes refinements if necessary based on objective criteria established by the Committee.

Since 2009, the Committee has applied a generally consistent process and set of criteria for selection of the Compensation Peer Group. Potential peer companies were identified by applying the following objective selection criteria:

  •
  Standard & Poor's Global Industry Classification Standard (GICS) codes for the company, our direct competitors and key customers (2010 – capital goods, 101010 – energy equipment and services, and 101020 – oil, gas and consumable fuels);

  •
  Companies commonly identified as peers of direct engineering and construction peers (based on disclosures in their most recent proxy statements);

  •
  Companies with generally comparable pay models; and

  •
  Companies with revenues, number of employees and market capitalization ranging from 0.25x to 4.0x on all three measures, subject to exception for direct competitors and other engineering and construction peers.

As part of its compensation review for 2017, the Committee reviewed the Compensation Peer Group and determined that the peer group and its selection criteria should remain unchanged. The

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COMPENSATION DISCUSSION AND ANALYSIS

companies comprising Fluor's Compensation Peer Group for purposes of establishing 2017 compensation were:

• AECOM Technology Corporation*	• Illinois Tool Works Inc.
• Chicago Bridge & Iron Company*	• Ingersoll-Rand Company Limited
• Cummins Inc.	• Jacobs Engineering Group Inc.*
• Deere & Company	• KBR, Inc.*
• Dover Corporation	• L-3 Communications Corporation
• Eaton Corporation	• Northrop Grumman Corporation
• EMCOR Group*	• PACCAR Inc.
• Emerson Electric Co.	• Parker-Hannifin Corporation
• General Dynamics Corporation	• Quanta Services, Inc.*
• Halliburton Company	• Raytheon Company
• Hess Corporation	• W.W. Grainger, Inc.

*
Direct competitors and other engineering and construction peers.

For purposes of 2018 compensation, the peer group selection criteria remained the same, except the market capitalization guideline was changed slightly to include companies from 0.2x to 5.0x Fluor's size (versus 0.25x to 4.0x). The expanded guideline resulted in no changes to the Compensation Peer Group.

The Committee reviews benchmarking comparisons for each named executive against the Compensation Peer Group. All job titles that appear to contain similar responsibilities are included in the benchmarking comparisons for each of the named executives.

The Committee sets target compensation levels for the named executives as follows. Individuals vary from the target market positioning primarily based on performance, experience, advancement potential and internal pay equity.

  •
  Base salary compensation is targeted at the 50th percentile for similar job titles, experience and tenure of executives within the Compensation Peer Group. The Committee believes targeting compensation at this level helps the company attract and retain executives. However, from time to time, the Committee may approve compensation at levels outside the 50th percentile depending on a number of factors, including the named executive's experience, skill sets, industry knowledge and other similar attributes.

  •
  Base salary plus annual incentive (i.e., cash) compensation is similarly targeted at the 50th percentile of the Compensation Peer Group for attainment of target-level company and individual performance objectives applicable to annual incentive awards. Annual incentive payments may be made above the 50th percentile if above-target company and individual performance is attained. If company and individual objectives are not met, annual incentive compensation may be below the 50th percentile or not paid at all.

  •
  Total direct compensation, or base salary plus annual and long-term incentive awards, is also targeted at the 50th percentile of the Compensation Peer Group for attainment of target-level company performance. Achievement of superior company performance and continued stock

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COMPENSATION DISCUSSION AND ANALYSIS

    price appreciation will result in growth of actual total direct compensation over time. Below-target company performance and stock price depreciation will decrease actual total direct compensation.

  Role of Company Management in Compensation Decisions

Before the Committee makes decisions on executive compensation, the Chief Executive Officer reviews compensation for the other named executives and makes recommendations to the Committee based on their individual and group performance. At the beginning of the year, the Chief Executive Officer proposes to the Committee base salary adjustments for the current year, annual incentive award payments for the previous year and current-year long-term incentive grants for each of the other named executives. The Committee reviews and approves the compensation actually paid to the named executives after consideration of the recommendations made by the Chief Executive Officer. The Committee may exercise discretion to modify named executives' compensation from that recommended by the Chief Executive Officer, but did not exercise that discretion for the named executives with respect to 2017 compensation.

Other Aspects of Our Executive Compensation Programs

  2017 "Say on Pay" Advisory Vote on Executive Compensation

We hold an annual "say on pay" advisory vote to approve our executive compensation. At our 2017 annual meeting of stockholders, stockholders approved the compensation of our named executives, with approximately 93% of the votes cast for approval of the company's executive compensation. The Committee evaluated the results of the 2017 advisory vote at its May meeting and then again in February 2018 when determining executive compensation. The Committee also considered many other factors in evaluating our executive compensation program, including the Committee's assessment of the interaction of our compensation programs with our corporate business objectives, evaluations of our program by the Committee's independent compensation consultant, including with respect to "best practices," and a review of data of our Compensation Peer Group. Taking all of this information into account, the Committee did not make any changes to our executive compensation program and policies as a result of the 2017 "say on pay" advisory vote. However, in response to an evaluation of market practices, the Committee approved changes to the company's annual incentive and VDI programs as discussed above.

  Clawback Policy

Pursuant to the company's clawback policy, if the Board determines that any key executive or employee, including any named executive, has engaged in fraud or willful misconduct that caused or otherwise contributed to a need for a material restatement of the company's financial results, the Board will review all performance-based compensation earned by that employee during the fiscal periods materially affected by the restatement. If the Board determines that any such compensation would have been lower if it had been based on the restated results, the Board will, to the extent permitted by applicable law, seek recoupment of such compensation as it deems appropriate. To date, the Board has not encountered a situation where a review of compensation pursuant to the policy was necessary.

FLUOR CORPORATION | 2018 PROXY STATEMENT 41

COMPENSATION DISCUSSION AND ANALYSIS

  Stock Ownership Guidelines

Executive officers are encouraged to hold Fluor common stock to align their financial interests with those of our stockholders. The company maintains stock ownership guidelines for named executives as follows:

Role	Value of Shares or Share Units to be Owned
Chief Executive Officer	6 times base salary
Chief Financial Officer and Chief Legal Officer	3.5 times base salary
Executive Vice President	2 times base salary

A named executive is required to settle VDI awards in stock and to retain all company common stock, including 100% of the net shares acquired from the exercise of stock options or the vesting of RSUs, to the extent he has not satisfied the guidelines. Unvested RSUs and earned but unvested VDI units are considered as owned by the named executive in determining whether the named executive has met his ownership guidelines. As of the date of this report, all named executives were in compliance with these stock ownership guidelines, except Mr. Stanski who was recently promoted to Chief Financial Officer and is expected to fulfill his stock ownership requirement in 2018.

  Restrictions on Certain Trading Activities

Our insider trading policy for executive officers and non-management directors prohibits transactions involving short-term or speculative trading in, or any hedging or monetization transactions involving, company securities. In addition, our policy prohibits pledging company securities or holding company securities in a margin account.

  Tax Implications

The Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code ("Section 162(m)"), which, for fiscal 2017, generally prohibited the company from deducting compensation in excess of $1,000,000 that was paid to named executives other than the Chief Financial Officer unless the compensation qualified as "performance based compensation" as defined under Section 162(m). In February 2017, the Committee set and approved performance hurdles designed to allow named executives' long-term incentive awards granted in fiscal 2017 to potentially qualify as "performance based compensation." Historically, stock option proceeds were intended to be deductible under the provisions of the stock plans and the structure of the related grant agreements. For fiscal 2017 and prior years, we have claimed a deduction for a significant percentage of our covered executives' taxable income. However, because there are uncertainties as to the application of regulations under Section 162(m), as with most tax matters, it is possible that our historical deductions may be challenged or disallowed. Accordingly, there is no certainty that elements of compensation discussed in this proxy statement will in fact be deductible by the company. In addition, the Committee historically has retained discretion to provide payments not intended to be deductible under Section 162(m).

The exemption from Section 162(m)'s deduction limit for performance based compensation has been repealed, effective for taxable years beginning after December 31, 2017. The $1,000,000 compensation limit was also expanded to apply to a public company's chief financial officer and to certain individuals who were covered employees in years other than the then-current taxable year. Thus, for fiscal 2018 and future years, compensation paid to covered employees in excess of $1,000,000 will not be deductible unless it qualifies for transition relief applicable to certain "grandfathered" arrangements in place as of November 2, 2017.

42 FLUOR CORPORATION | 2018 PROXY STATEMENT

ORGANIZATION AND COMPENSATION COMMITTEE REPORT

ORGANIZATION AND COMPENSATION COMMITTEE REPORT

Management of the company has prepared the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K, and the Organization and Compensation Committee has reviewed and discussed it with management. Based on this review and discussion, the Committee recommended that the Compensation Discussion and Analysis be included in the proxy statement for the company's 2018 annual meeting of stockholders.

The Organization and Compensation Committee
Peter J. Fluor, Chairman Peter K. Barker James T. Hackett Deborah D. McWhinney Armando J. Olivera Joseph W. Prueher Matthew K. Rose

FLUOR CORPORATION | 2018 PROXY STATEMENT 43

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation earned by or granted to each of the 2017 named executives in the relevant years. The 2017 named executives are the principal executive officer, two executives who held the position of principal financial officer in 2017, and the three other highest paid executives. Effective August 4, 2017, Mr. Porter stepped down from his position as Chief Financial Officer and Mr. Stanski was appointed to the position. Mr. Porter remained employed by the company to assist with the transition until January 2018.

The grant date fair value of long-term incentive awards granted in 2017 (i.e., stock awards and option awards) increased over the grant date fair value of those awards in 2016 (which consisted only of stock awards) due primarily to the fact that the 2016 and 2017 VDI awards have three one-year performance goals that are averaged over the performance period. Under Securities and Exchange Commission reporting rules, the grant date fair value of equity awards is reported in the year in which performance goals are set. In 2016, only the first tranche of the 2016 VDI award was included in the Summary Compensation Table; however, in 2017, both the second tranche of the 2016 VDI award and the first tranche of the 2017 VDI award are included. Therefore, the value of 2017 long-term incentive awards and, correspondingly, total compensation (as required to be disclosed in this table), increased over 2016 awards and compensation, despite lower annual incentive payouts for 2017.

(a)	(b)	(c)	(d)		(e)	(f)	(g)		(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)(6)
David T. Seaton	2017	$1,295,029	—		$5,626,512	$2,200,021	$836,000		—	$296,225	$10,253,787	(7)
Chairman and	2016	$1,295,029	—		$5,866,758	—	$1,150,000		—	$357,004	$8,668,791	(7)
Chief Executive Officer	2015	$1,333,302	—		$5,896,024	$2,904,033	$1,900,000		—	$253,085	$12,286,444	(7)
Bruce A Stanski	2017	$647,111	$220,000	(8)	$1,007,390	$401,257	$291,600		—	$106,183	$2,673,541
Executive Vice President & Chief	2016	$600,018	—		$1,010,108	—	$520,200		—	$87,067	$2,217,393
Financial Officer (effective August 4,	2015	—	—		—	—	—		—	—	—
2017)
Biggs C. Porter	2017	$841,318	—		$1,824,711	$746,290	—	(10)	—	$131,508	$3,543,827
Executive Vice President & Chief	2016	$841,318	—		$1,723,396	—	$450,600		—	$133,572	$3,148,886
Financial Officer (through August 3,	2015	$868,965	—		$1,340,081	$660,023	$751,000		—	$128,330	$3,748,399
2017)
Carlos M. Hernandez	2017	$630,032	—		$1,588,728	$643,788	$278,500		—	$117,117	$3,258,165
Executive Vice President,	2016	$630,032	—		$1,533,437	—	$380,300		—	$120,558	$2,664,327
Chief Legal Officer & Secretary	2015	$650,724	—		$1,474,183	$726,046	$562,300		—	$116,370	$3,529,623
Garry W. Flowers	2017	$530,026	$100,000	(9)	$1,044,424	$411,290	$243,300		—	$108,113	$2,437,153
Executive Vice President	2016	—	—		—	—	—		—	—	—
	2015	—	—		—	—	—		—	—	—
Jose L. Bustamante	2017	$471,166	—		$1,120,181	$468,753	$197,900		—	$97,246	$2,355,246
Executive Vice President,	2016	—	—		—	—	—		—	—	—
Business Development & Strategy	2015	—	—		—	—	—		—	—	—

(1)
The amounts in column (c) include salary paid, and any time off with pay utilized, during the year.

(2)
The amounts in column (e) represent the aggregate grant date fair value of the RSUs and VDI awards granted in each year, calculated based on the closing price of the company's common stock on the New York Stock Exchange on the date of grant in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"). For 2017, this amount includes the value of the shares subject to the second tranche of the 2016

44 FLUOR CORPORATION | 2018 PROXY STATEMENT

COMPENSATION TABLES

  VDI award and the first tranche of the 2017 VDI award, for both of which the performance objectives were set in 2017. The performance objectives for the first tranche of the 2016 VDI award were set, and reported, in 2016. Under SEC rules, tranches for which performance objectives have not been set do not have a reportable grant date fair value under ASC 718 and, therefore, are not included in the table above. The performance objective for the third tranche of the 2016 VDI award will be established in 2018, and the performance objectives for the second and third tranches of the 2017 VDI award will be established in 2018 and 2019, respectively. Compensation for the remaining tranches of the 2016 and 2017 VDI awards will be reported in the Summary Compensation Table as compensation for the year in which the performance objectives are established.

  The grant date fair value of the RSU and VDI award tranches described above reflects a liquidity discount of 10.46%, as a result of the three-year post-vest transfer restrictions (the "Post-Vest Holding Period") imposed by the company on the common stock issued upon settlement of those awards. Beginning in 2017, the grant date fair value of the VDI awards was further adjusted upward by 7.64%, based on the Monte Carlo valuation method, to reflect the impact of the Relative TSR modifier on the VDI awards.

  The chart below details the grant date fair value of the RSUs granted in 2017, the second tranche of the 2016 VDI awards, and the first tranche of the 2017 VDI awards, based on target level performance and the assumptions described above:

	David T. Seaton	Bruce A. Stanski	Biggs C. Porter	Carlos M. Hernandez	Garry W. Flowers	Jose L. Bustamante
RSUs	$2,200,036	$401,291	$746,380	$643,790	$411,252	$468,792
2016 VDI	$1,847,731	$318,133	$542,782	$482,955	$338,058	$314,984
2017 VDI	$1,578,745	$287,966	$535,549	$461,983	$295,114	$336,405
Total	$5,626,512	$1,007,390	$1,824,711	$1,588,728	$1,044,424	$1,120,181

  The grant date fair value of the second tranche of the 2016 VDI awards, assuming the highest level of performance is achieved, is two times the grant date fair value that was determined on February 21, 2017, which was the date on which the performance objectives for that particular tranche of the 2016 award were approved by the Compensation Committee, or: $3,695,462 for Mr. Seaton; $636,266 for Mr. Stanski; $1,085,564 for Mr. Porter; $965,910 for Mr. Hernandez; $676,116 for Mr. Flowers; and $629,968 for Mr. Bustamante.

  The grant date fair value of the first tranche of the 2017 VDI awards, assuming the highest level of performance is achieved, is two times the grant date fair value reported in the Summary Compensation Table, or: $3,157,490 for Mr. Seaton; $575,932 for Mr. Stanski; $1,071,098 for Mr. Porter; $923,966 for Mr. Hernandez; $590,228 for Mr. Flowers; and $672,810 for Mr. Bustamante.

(3)
The amounts in column (f) represent the aggregate grant date fair value of options granted in each year. The fair value of these awards is based on the Black-Scholes option pricing model on the date of grant in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in the "Stock-Based Plans" footnote to the company's audited financial statements for the fiscal years ended December 31, 2017 and 2015, included in the company's Annual Reports on Form 10-K filed with the Securities and Exchange Commission on February 20, 2018 and February 18, 2016, respectively.

(4)
The amounts in column (g) represent amounts earned as annual incentive in each year.

(5)
The amounts in column (i) are detailed in a separate All Other Compensation table below.

(6)
The amounts in column (j) represent the total of columns (c) through (i).

FLUOR CORPORATION | 2018 PROXY STATEMENT 45

COMPENSATION TABLES

(7)
Assuming the VDI awards granted in 2016 and 2017 had a cumulative three-year performance period similar to the one for 2015 VDI awards (as opposed to multiple performance periods requiring accounting for only certain tranches), and eliminating the other accounting adjustments discussed in the second paragraph of footnote 2 above, Mr. Seaton's compensation for the last three years would be as set forth in the table below:

	Salary ($)	Stock Awards ($)	Option Awards ($)	Non Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
2017	$1,295,029	$6,600,107	$2,200,021	$836,000	$296,225	$11,227,382
2016	$1,295,029	$8,800,136	$0	$1,150,000	$357,004	$11,602,169
2015	$1,333,302	$5,896,024	$2,904,033	$1,900,000	$253,085	$12,286,444
(8)
This amount represents a $220,000 relocation bonus paid to Mr. Stanski in connection with his transfer from Arlington, Virginia to the corporate headquarters in Irving, Texas in 2017. Annual incentive payments appear in column (g).

(9)
This amount represents $100,000 paid to Mr. Flowers in 2017 pursuant to a retention award. Under the terms and conditions of the retention agreement, an additional $250,000 was deposited in Mr. Flowers' deferred compensation account. The first $100,000 of that amount will vest if Mr. Flowers remains employed until March 31, 2018; and the remainder will vest if he remains employed until March 31, 2019 (or has an earlier, eligible retirement after March 31, 2018). Annual incentive payments appear in column (g).

(10)
Mr. Porter was not employed by the company on the date annual incentives were paid. For a description of the amounts paid in connection with Mr. Porter's retirement, see "Other Compensation Decisions" on page 37.

ALL OTHER COMPENSATION

The following table and related footnotes describe each component of the All Other Compensation column (i) of the Summary Compensation Table for 2017.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Company Contributions to Qualified and Nonqualified Defined Contribution Plans ($)(1)	Tax Gross-up ($)(2)	Perquisite Allowances ($)(3)	Other Perquisites ($)(4)	Total All Other Compensation ($)(5)
David T. Seaton	$155,654	$24,199	$71,100	$45,272	$296,225
Bruce A. Stanski	$56,606	$64	$39,525	$9,988	$106,183
Biggs C. Porter	$75,969	$0	$49,500	$6,039	$131,508
Carlos M. Hernandez	$56,953	$2,751	$49,500	$7,913	$117,117
Garry W. Flowers	$63,852	$2,615	$32,400	$9,246	$108,113
Jose L. Bustamante	$50,181	$3,257	$32,400	$11,408	$97,246

(1)
The amounts in column (b) represent amounts contributed by the company to each named executive's account in the 401(k) plan, pursuant to the company's 5% match, and amounts credited by the company into each named executive's account in the non-qualified deferred compensation plan for matching or

46 FLUOR CORPORATION | 2018 PROXY STATEMENT

COMPENSATION TABLES

  discretionary contributions that would have been credited to each named executive's account in the 401(k) plan for contributions in excess of Internal Revenue Code ("IRC") limitations.

(2)
The amounts in column (c) represent the tax gross-up provided for (i) business-related spousal travel and (ii) business-related spousal air charter usage.

(3)
The amounts in column (d) represent the aggregate annual perquisite allowance, which is paid monthly as a substitute for the company reimbursing or paying for perquisites such as an automobile allowance, tax and financial planning, and club membership dues. Not more than $25,000 of the allowance was used by any named executive for any single type of perquisite.

(4)
The amounts in column (e) represent the incremental cost for business-related spousal travel and business-related spousal air charter usage, the cost of business-related physical examinations, and, for Mr. Stanski, the cost associated with the sale of a home in connection with his relocation to Irving, Texas that was paid by the company, each of which was less than $25,000.

(5)
The amounts in column (f) represent the totals of columns (b) through (e).

FLUOR CORPORATION | 2018 PROXY STATEMENT 47

COMPENSATION TABLES

GRANTS OF PLAN-BASED AWARDS IN 2017

The table below provides information about equity and non-equity awards granted to the named executives in 2017.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
				Estimated Future Payouts Under Equity Incentive Plan Awards(2)		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)
								All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option
Name	Type of Award(1)	Grant Date	Approval Date	Target (#)	Maximum (#)	Target ($)	Maximum ($)	Units (#)(4)	Options (#)(5)	Per Share ($/sh)(6)	Awards ($)
David T. Seaton	2017 RSU	2/23/2017	2/2/2017	—	—	—	—	44,391	—	—	$2,200,036	(7)
	2017 SO	2/23/2017	2/2/2017	—	—	—	—	—	154,599	$55.35	$2,200,021	(8)
	2016 VDI	2/21/2017	2/21/2017	35,795	71,590	—	—	—	—	—	$1,847,731	(9)
	2017 VDI	2/23/2017	2/2/2017	29,594	59,188	—	—	—	—	—	$1,578,745	(10)
	2017 AI	N/A	N/A	—	—	$1,943,000	$3,886,000	—	—	—	—
Bruce A. Stanski	2017 RSU	2/23/2017	2/1/2017	—	—	—	—	8,097	—	—	$401,291	(7)
	2017 SO	2/23/2017	2/1/2017	—	—	—	—	—	28,197	$55.35	$401,257	(8)
	2016 VDI	2/21/2017	2/21/2017	6,163	12,326	—	—	—	—	—	$318,133	(9)
	2017 VDI	2/23/2017	2/1/2017	5,398	10,796	—	—	—	—	—	$287,966	(10)
	2017 AI	N/A	N/A	—	—	$595,000	$1,190,000	—	—	—	—
Biggs C. Porter	2017 RSU	2/23/2017	2/1/2017	—	—	—	—	15,060	—	—	$746,380	(7)
	2017 SO	2/23/2017	2/1/2017	—	—	—	—	—	52,443	$55.35	$746,290	(8)
	2016 VDI	2/21/2017	2/21/2017	10,515	21,030	—	—	—	—	—	$542,782	(9)
	2017 VDI	2/23/2017	2/1/2017	10,039	20,078	—	—	—	—	—	$535,549	(10)
	2017 AI	N/A	N/A	—	—	$715,200	$1,430,400	—	—	—	—
Carlos M. Hernandez	2017 RSU	2/23/2017	2/1/2017	—	—	—	—	12,990	—	—	$643,790	(7)
	2017 SO	2/23/2017	2/1/2017	—	—	—	—	—	45,240	$55.35	$643,788	(8)
	2016 VDI	2/21/2017	2/21/2017	9,356	18,712	—	—	—	—	—	$482,955	(9)
	2017 VDI	2/23/2017	2/1/2017	8,660	17,320	—	—	—	—	—	$461,983	(10)
	2017 AI	N/A	N/A	—	—	$535,500	$1,071,000	—	—	—	—
Garry W. Flowers	2017 RSU	2/23/2017	2/1/2017	—	—	—	—	8,298	—	—	$411,252	(7)
	2017 SO	2/23/2017	2/1/2017	—	—	—	—	—	28,902	$55.35	$411,290	(8)
	2016 VDI	2/21/2017	2/21/2017	6,549	13,098	—	—	—	—	—	$338,058	(9)
	2017 VDI	2/23/2017	2/1/2017	5,532	11,064	—	—	—	—	—	$295,114	(10)
	2017 AI	N/A	N/A	—	—	$450,500	$901,000	—	—	—	—
Jose L. Bustamante	2017 RSU	2/23/2017	2/1/2017	—	—	—	—	9,459	—	—	$468,792	(7)
	2017 SO	2/23/2017	2/1/2017	—	—	—	—	—	32,940	$55.35	$468,753	(8)
	2016 VDI	2/21/2017	2/21/2017	6,102	12,204	—	—	—	—	—	$314,984	(9)
	2017 VDI	2/23/2017	2/1/2017	6,306	12,612	—	—	—	—	—	$336,405	(10)
	2017 AI	N/A	N/A	—	—	$403,800	$807,600	—	—	—	—

(1)
The types of awards reported in this table are as follows: Restricted Stock Units (RSU), Stock Options (SO), the second tranche of the 2016 Value Driver Incentive (VDI) Awards, the first tranche of the 2017 VDI Awards, and Annual Incentive (AI).

(2)
Columns (e) and (f) show the target and maximum number of units for each named executive under the second tranche of their 2016 VDI awards and the first tranche of their 2017 VDI awards. The Committee has established threshold levels for the 2017 performance goals for each award, but not for the overall award. All potential payouts are performance driven, and can be earned from 0 to 200% of target. The performance goals are described in the Compensation Discussion and Analysis on page 35. The third tranche of the 2016 VDI award will be presented in the table in 2018, and the second and third tranches of the 2017 VDI award will be presented in the table in 2018 and 2019, respectively. All three tranches of the 2016 and 2017 VDI award, if earned, will vest in full on March 6, 2019 and March 6, 2020, respectively.

48 FLUOR CORPORATION | 2018 PROXY STATEMENT

COMPENSATION TABLES

(3)
Columns (g) and (h) show the target and maximum payouts for each named executive of their 2017 annual incentive award. The Committee has established threshold levels for each of the performance goals, but not for the overall award. All potential payouts are performance driven, and can be earned from 0 to 200% of target. The performance goals are described in the Compensation Discussion and Analysis on pages 31-32.

(4)
The amounts in column (i) represent the number of RSUs granted on February 23, 2017 as part of the 2017 long-term incentive awards. These RSUs vest one-third per year on March 6th in each of the three years following the grant date.

(5)
The amounts in column (j) represent the number of nonqualified stock options granted on February 23, 2017 as part of the 2017 long-term incentive awards. These options vest one-third per year on March 6th in each of the three years following the grant date.

(6)
The amounts in column (k) represent the exercise price of the nonqualified stock options, which was the closing price of the company's common stock on the New York Stock Exchange on the date of grant.

(7)
This amount represents the grant date fair value of the RSUs granted on February 23, 2017 as part of the 2017 long-term incentive awards. The value is computed in accordance with ASC 718, using the grant price of $55.35 per share, which was the closing price of the company's common stock on the New York Stock Exchange on the date of grant, less a liquidity discount of 10.46% related to the Post-Vest Holding Period on the common stock that may be earned under these awards.

(8)
This amount represents the grant date fair value of the nonqualified stock options granted on February 23, 2017 as part of the 2017 long-term incentive awards. The value is computed in accordance with ASC 718, using a Black Scholes option pricing model value of $14.23 per option.

(9)
This amount represents the grant date fair value of the target number of shares subject to the second tranche of the 2016 VDI awards granted on February 21, 2017, using the grant price of $57.65 per unit, which was the closing price of the company's common stock on the New York Stock Exchange on February 21, 2017, the date the 2017 performance goals were approved, less a liquidity discount of 10.46% related to the Post-Vest Holding Period on the common stock underlying these awards.

As described in footnote 2 of the Summary Compensation Table on pages 44-45, one-third of the shares subject to the 2016 VDI awards have a grant date fair value under applicable accounting standards in 2017 and, therefore, are reported as 2017 compensation in the Summary Compensation Table and this Grants of Plans Based Awards Table. The grant date fair value of the first tranche of the 2016 VDI award was presented in the tables in 2016; and the grant date fair value of the remaining tranche of the 2016 VDI award will be presented in the tables in 2018, based on the closing price of the company's common stock on the New York

FLUOR CORPORATION | 2018 PROXY STATEMENT 49

COMPENSATION TABLES

  Stock Exchange on the approval date of the performance goals. The total target value approved by the Committee for the 2016 VDI awards for each named executive is as follows:

Name	2016 VDI Award Approved Target Value
David T. Seaton	$4,400,067
Bruce A. Stanski	$757,581
Biggs C. Porter	$1,292,547
Carlos M. Hernandez	$1,150,077
Garry W. Flowers	$805,030
Jose L. Bustamante	$750,083
(10)
This amount represents the grant date fair value of the target number of shares subject to the first tranche of the 2017 VDI awards granted on February 23, 2017, using the grant price of $55.35 per unit, which was the closing price of the company's common stock on the New York Stock Exchange on the date of grant, less a liquidity discount of 10.46% related to the Post-Vest Holding Period on the common stock underlying these awards, plus an adjustment upward by 7.64% for the Relative TSR modifier derived using a Monte Carlo Simulation approach.

As noted above, only one-third of the shares subject to the 2017 VDI awards have a grant date fair value under applicable accounting standards in 2017 and, therefore, are reported as 2017 compensation in the Summary Compensation Table and this Grants of Plans Based Awards Table. The grant date fair value of the remaining two tranches of 2017 VDI award will be presented in the tables in 2018 and 2019, respectively, based on the closing price of the company's common stock on the New York Stock Exchange on the respective approval date of the performance goals. The total target value approved by the Committee for the 2017 VDI awards for each named executive is as follows:

Name	2017 VDI Award Approved Target Value
David T. Seaton	$4,400,071
Bruce A. Stanski	$802,581
Biggs C. Porter	$1,492,611
Carlos M. Hernandez	$1,287,579
Garry W. Flowers	$822,504
Jose L. Bustamante	$937,584

50 FLUOR CORPORATION | 2018 PROXY STATEMENT

COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT
2017 FISCAL YEAR END

The following table provides information on the holdings of stock options, RSUs and VDI units by the named executives as of December 31, 2017.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
David T. Seaton	29,363	0	$70.76	02/28/2011	02/28/2021	132,374	$6,837,117	59,490	$3,072,659
	39,492	0	$62.50	02/27/2012	02/27/2022
	105,784	0	$61.45	02/25/2013	02/25/2023
	120,333	0	$79.19	02/21/2014	02/21/2024
	115,770	57,885	$59.05	02/23/2015	02/23/2025
	0	154,599	$55.35	02/23/2017	02/23/2027
Bruce A. Stanski	13,515	0	$70.76	02/28/2011	02/28/2021	23,125	$1,194,406	10,536	$544,184
	16,689	0	$62.50	02/27/2012	02/27/2022
	23,706	0	$61.45	02/25/2013	02/25/2023
	18,624	0	$79.19	02/21/2014	02/21/2024
	19,076	9,538	$59.05	02/23/2015	02/23/2025
	0	28,197	$55.35	02/23/2017	02/23/2027
Biggs C. Porter	36,891	0	$56.54	05/03/2012	05/03/2022	39,816	$2,056,496	18,781	$970,039
	42,573	0	$61.45	02/25/2013	02/25/2023
	28,653	0	$79.19	02/21/2014	02/21/2024
	26,312	13,156	$59.05	02/23/2015	02/23/2025
	0	52,443	$55.35	02/23/2017	02/23/2027
Carlos M. Hernandez	13,608	0	$68.36	03/04/2008	03/04/2018	35,801	$1,849,122	16,446	$849,436
	17,067	0	$70.76	02/28/2011	02/28/2021
	23,364	0	$62.50	02/27/2012	02/27/2022
	29,028	0	$61.45	02/25/2013	02/25/2023
	28,653	0	$79.19	02/21/2014	02/21/2024
	28,944	14,472	$59.05	02/23/2015	02/23/2025
	0	45,240	$55.35	02/23/2017	02/23/2027
Garry W. Flowers	4,536	0	$68.36	03/04/2008	03/04/2018	23,911	$1,235,003	10,998	$568,047
	5,640	0	$70.76	02/28/2011	02/28/2021
	13,350	0	$62.50	02/27/2012	02/27/2022
	20,319	0	$61.45	02/25/2013	02/25/2023
	18,624	0	$79.19	02/21/2014	02/21/2024
	17,760	8,880	$59.05	02/23/2015	02/23/2025
	0	28,902	$55.35	02/23/2017	02/23/2027
Jose L. Bustamante	1,476	0	$68.36	03/04/2008	03/04/2018	23,526	$1,215,118	11,365	$587,002
	1,389	0	$70.76	02/28/2011	02/28/2021
	2,508	0	$62.50	02/27/2012	02/27/2022
	3,774	0	$61.45	02/25/2013	02/25/2023
	2,823	0	$79.19	02/21/2014	02/21/2024
	13,156	6,578	$59.05	02/23/2015	02/23/2025
	0	32,940	$55.35	02/23/2017	02/23/2027

(1)
All options expire ten years from the grant date and, if unvested, vest one-third per year on March 6th in each of the three years following the grant date.

(2)
The amounts in column (g) include RSUs that remain subject to vesting based on continued service. The RSUs vest one-third per year on March 6th in each of the three years following the grant date. This column does not include any shares attributable to the 2015 VDI awards (which

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COMPENSATION TABLES

  had a performance period ending on December 31, 2017) because the company did not meet the minimum performance criteria for these awards.

(3)
The following table provides the number of unvested RSUs by vesting date for each named executive as of December 31, 2017.

Vesting Date	David T. Seaton	Bruce A. Stanski	Biggs C. Porter	Carlos M. Hernandez	Garry W. Flowers	Jose L. Bustamante
March 6, 2018	66,985	11,564	19,261	17,785	11,830	11,118
March 6, 2019	50,592	8,862	15,535	13,686	9,315	9,255
March 6, 2020	14,797	2,699	5,020	4,330	2,766	3,153
Total	132,374	23,125	39,816	35,801	23,911	23,526
(4)
The amounts in column (h) are determined by multiplying the number of shares by the closing price ($51.65) of the company's common stock on the New York Stock Exchange on December 29, 2017, the last trading day of the fiscal year.

(5)
The amounts in column (i) include (1) the first and second tranches of the 2016 VDI units, reflecting below target performance for 2016 and 2017 and target performance for 2018, and (2) the first tranche of the 2017 VDI units, reflecting below target performance for 2017 and target performance for 2018 and 2019. The 2016 and 2017 VDI units will be adjusted for actual performance at the end of the corresponding performance period (December 31, 2018 and December 31, 2019, respectively) and will vest in full the following March 6th.

The following table provides the number of unvested VDI units granted in 2016 and 2017, as adjusted for performance to date:

	Unvested VDI Units
Name	2016	2017	Total
David T. Seaton	30,784	28,706	59,490
Bruce A. Stanski	5,300	5,236	10,536
Biggs C. Porter	9,043	9,738	18,781
Carlos M. Hernandez	8,046	8,400	16,446
Garry W. Flowers	5,632	5,366	10,998
Jose L. Bustamante	5,248	6,117	11,365
(6)
The amounts in column (j) are determined by multiplying the number of VDI units by the closing price ($51.65) of the company's common stock on the New York Stock Exchange on December 29, 2017, the last trading day of the fiscal year.

52 FLUOR CORPORATION | 2018 PROXY STATEMENT

COMPENSATION TABLES

OPTION EXERCISES AND STOCK VESTED IN 2017

The following table provides information on the option exercises by, and RSU and VDI award vestings for, the named executives in 2017.

(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
David T. Seaton	0	$0	135,989	$7,506,474
Bruce A. Stanski	0	$0	21,835	$1,205,148
Biggs C. Porter	0	$0	34,194	$1,887,190
Carlos M. Hernandez	0	$0	33,408	$1,843,929
Garry W. Flowers	0	$0	22,034	$1,216,101
Jose L. Bustamante	0	$0	11,523	$635,211

A portion of the shares reported under Number of Shares Acquired on Exercise and Number of Shares Acquired on Vesting are withheld or sold on behalf of the named executive upon exercise or vesting to satisfy exercise costs and tax withholding obligations, and are included in the Value Realized on Exercise and Value Realized on Vesting columns.

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COMPENSATION TABLES

NONQUALIFIED DEFERRED COMPENSATION

All U.S. executives, including named executives, are eligible to defer compensation into the Executive Deferred Compensation Program ("EDCP"), which has a number of components. Executives may defer up to 100% of base salary, annual incentive awards and VDI payments that are paid in cash. The EDCP also allows executives to contribute between 1% and 20% of base salary to the Excess 401(k) portion of the plan, which allows contributions in excess of the IRC contribution limits for qualified retirement plans (which was $18,000 or $24,000, depending on the participant's age, in 2017).

In addition, the company contributes to the Excess 401(k) portion of the plan any amounts that would have been contributed by the company to the 401(k) plan as matching or discretionary retirement contributions that are in excess of the IRC compensation limit on contributions ($270,000 in 2017) or were lessened by an election to defer base salary. In 2017, the company matched the first 5% of base salary deferred to the 401(k) Plan or Excess 401(k) Plan and made a discretionary contribution of 4% to 7% of base salary depending on years of service. Most U.S. salaried employees were eligible for the 5% match and most received the 4% to 7% discretionary retirement contribution in 2017. Annual enrollment for the EDCP is in November, and elections are made with respect to compensation to be earned in the following year.

Amounts deferred are adjusted upward or downward based upon the performance of deemed investment choices available to the executives in the EDCP. The company does not guarantee the rates of return. Executives may change their deemed investment selections on a daily basis.

For amounts deferred on or after January 1, 2005, distribution elections are made in conjunction with the plan year deferral elections. Distributions can be elected as a lump sum payment or in up to ten annual installments. Distribution payments are made in the month following retirement or termination, with the exception of officers of the company, for whom no distributions will be made prior to six months after retirement or termination. In addition, executives can elect to receive a scheduled in-service distribution as a lump sum or in up to ten annual installments, with the payments commencing no sooner than one year following the end of the plan year of the deferral.

Distributions related to amounts deferred prior to January 1, 2005 are made at the time of retirement or termination and can be elected as a lump sum payment or in up to twenty annual installments. Distributions commence the January following retirement or termination.

54 FLUOR CORPORATION | 2018 PROXY STATEMENT

COMPENSATION TABLES

The table below shows executive and company contributions made to the EDCP for each named executive, as well as the aggregate earnings and aggregate balance for amounts deferred under the EDCP.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2017 ($)(4)
David T. Seaton	$164,369	$121,344	$1,070,845	$0	$5,627,740
Bruce A. Stanski	$20,609	$32,040	$1,909	$0	$268,204
Biggs C. Porter	$29,123	$51,146	$65,161	$0	$454,483
Carlos M. Hernandez	$94,505	$32,395	$577,805	$0	$3,982,193
Garry W. Flowers	$34,592	$281,221	$268,166	$0	$1,580,203
Jose L. Bustamante	$20,390	$20,444	$415	$0	$70,521

(1)
The amounts in column (b) represent contributions by each named executive in 2017 to the Excess 401(k) portion of the EDCP. All amounts in column (b) are included in the Summary Compensation Table on page 44 in the Salary column (c) for 2017, except deferred dividends in the amount of $16,041 for Mr. Flowers and $10,342 for Mr. Bustamante.

(2)
The amounts in column (c) represent contributions by the company in 2017 for the named executives and include matching and discretionary contributions into the Excess 401(k) portion of the plan for the portion of base salary that was in excess of the IRC compensation limit on contributions. For Mr. Flowers, it also includes $250,000 deposited into his account in connection with a retention award that vests as described in footnote 9 of the Summary Compensation Table on page 46. All amounts in column (c), excluding the retention award granted to Mr. Flowers, are reported in the All Other Compensation column (i) of the Summary Compensation Table on page 44 and in the Company Contributions to Qualified and Nonqualified Defined Contribution Plans column (b) of the All Other Compensation table on page 46.

(3)
None of the deemed investment earnings on vested or unvested deferred compensation, represented in column (d), are reflected in the Summary Compensation Table because the company does not provide above market or preferential returns on nonqualified deferred compensation.

(4)
The amounts in column (f) represent the fully vested EDCP balance as of December 31, 2017 for each of the named executives and include amounts deferred and aggregate earnings from previous years. These amounts include contributions reported in the summary compensation tables from 2015 and 2016 as follows: Mr. Seaton, $562,370; Mr. Stanski, $48,800; Mr. Porter, $168,168; and Mr. Hernandez, $258,046.

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COMPENSATION TABLES

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The tables below reflect the amount of compensation that would become payable to each of the named executives under existing plans and arrangements if the named executive's employment had terminated on December 31, 2017, given their compensation and service levels as of such date and, if applicable, based on the company's closing stock price on December 29, 2017. These benefits are in addition to amounts previously earned and to which they are entitled, regardless of the occurrence of any termination of employment, including then-exercisable stock options and vested amounts contributed or credited under the EDCP, as well as benefits generally available to all salaried employees, such as amounts accrued and vested through the company's retirement plans and payout of any accrued time off with pay (collectively, the "Pre-Termination Benefits"). Named executives are entitled to receive the Pre-Termination Benefits regardless of the manner by which their employment is terminated. As described under the scenarios set forth below, additional amounts may be received upon termination, except a termination for cause, in which case no additional amounts would be received.

The actual amounts that would be paid upon a named executive's termination of employment can only be determined at the time of such executive's separation from the company. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the company's stock price and the executive's age. In addition, in connection with any actual termination of employment, the company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or to alter the terms of benefits described below, as the Committee determines appropriate.

Payments Made Upon Voluntary Termination/Retirement

As of December 31, 2017, Messrs. Seaton, Porter, Hernandez and Flowers were eligible for retirement based on the company's age and years of service requirements. For these named executives, it was assumed that in the case of voluntary termination, they would elect retirement from the company. Messrs. Stanski and Bustamante were not eligible for retirement and would not be entitled to compensation upon voluntary termination, other than their Pre-Termination Benefits.

In the event of the voluntary termination of a named executive who is eligible for retirement, in addition to the Pre-Termination Benefits, upon the named executive signing a non-competition agreement and assuming the named executive has held the award for at least one year from the date of grant, unvested RSUs, options and VDI units will continue to vest on the dates set forth in the agreements.

Amounts reported in the tables below assume that the above requirements have been met.

Payments Made Upon Not for Cause Termination

In the event of the termination without cause of a named executive, in addition to the Pre-Termination Benefits and, for retirement eligible named executives, the items identified above under the heading "Payments Made Upon Voluntary Termination/Retirement," the named executive will receive a cash severance benefit calculated as two weeks of base pay per year of service, with a minimum severance benefit of eight weeks and a maximum severance benefit of fifty-two weeks.

56 FLUOR CORPORATION | 2018 PROXY STATEMENT

COMPENSATION TABLES

In addition, upon Committee approval, the named executive may receive any annual incentive award earned during the fiscal year.

Amounts reported in the tables below assume that the Committee has approved the annual incentive payment at target, although the Committee retains discretion not to do so.

Payments Made Upon a Termination in Connection with a Change in Control

In the event of a qualifying termination of a named executive within two years following a Change in Control, in addition to the Pre-Termination Benefits:

  •
  named executives will receive a lump sum cash payment equal to the sum of the named executive's highest annual base salary during the three years immediately preceding termination plus target annual incentive for the year, determined immediately prior to the date of the change in control or date of termination, whichever yields the higher amount, multiplied by 3.0 in the case of Mr. Seaton and 2.0 for other named executives;

  •
  the named executives will receive the annual incentive earned during the fiscal year in which the termination occurs, prorated through the last full month worked by the named executive during the year of termination;

  •
  any equity-based compensation awards, other than performance-based equity awards, will become fully vested and exercisable or settled; and

  •
  any remaining unvested 2016 and 2017 VDI awards will immediately vest at target performance levels.

A qualifying termination, generally, is a termination of the named executive without cause or a resignation by the named executive for good reason. "Cause" means the named executive's (i) fraud, (ii) conviction of a felony, (iii) material failure or refusal to perform his job duties in accordance with company policies or (iv) a material violation of company policy that causes substantial harm to the company or its subsidiaries. "Good reason" includes a material diminution of the named executive's aggregate compensation or his authority, duties or responsibilities (including as a result of a material diminution of the budget over which he retains authority), and a material diminution in the authority, duties or responsibilities of the named executive's supervisor, but may also be triggered by a material breach of any agreement (including the change in control agreement) under which he provides services to the company.

No gross-up for excise taxes, if any, is payable under the change in control agreements. The company will, however, automatically reduce any payments under the agreement to the extent necessary to prevent payments being subject to the excise tax, but only if by reason of the reduction, the after-tax benefit of the reduced payments to the named executive exceeds the after-tax benefit if such reduction were not made.

Payments Made Upon Death or Termination in Connection with Disability

In the event of death of a named executive or termination of employment of a named executive as a result of total and permanent disability, the payments would be the same as the Payments Made Upon a Termination in Connection with a Change in Control, with the exception of the lump sum cash payment outlined in the first bullet above, any long-term incentive awards held less than one year (which would be forfeited) and the vesting of 2016 and 2017 VDI awards, which would vest and be paid at actual performance if held more than one year.

FLUOR CORPORATION | 2018 PROXY STATEMENT 57

COMPENSATION TABLES

The following tables show the potential payments that would be due to each named executive, in addition to the Pre-Termination Benefits, upon a voluntary termination; a termination without cause; a termination in connection with a change in control; and death or termination in connection with a disability occurring on December 31, 2017, under then-existing plans and arrangements.

David T. Seaton Eligible for retirement	Voluntary Termination of Employment/Retirement		Not for Cause Termination of Employment		Termination of Employment in Connection with a Change in Control		Death or Termination due to Disability
Cash Severance Benefit	$0	(1)	$1,295,000	(2)	$9,714,000	(3)	$0	(1)
Annual Incentive Award	$0	(4)	$1,943,000	(5)	$1,943,000	(6)	$1,943,000	(7)
Long-Term Incentive Awards
Stock Options	$0	(8)	$0	(8)	$0	(9)	$0	(10)
Restricted Stock Units	$4,544,322	(8)	$4,544,322	(8)	$6,837,117	(9)	$4,544,322	(10)
Value Driver Incentive (VDI)	$5,546,435	(8)	$5,546,435	(8)	$10,132,026	(9)	$5,546,435	(10)
Total Value of Payments	$10,090,757		$13,328,757		$28,626,143		$12,033,757

Bruce A. Stanski Not eligible for retirement	Voluntary Termination of Employment/Retirement		Not for Cause Termination of Employment		Termination of Employment in Connection with a Change in Control		Death or Termination due to Disability
Cash Severance Benefit	$0	(1)	$215,385	(2)	$2,590,000	(3)	$0	(1)
Annual Incentive Award	$0	(4)	$595,000	(5)	$595,000	(6)	$595,000	(7)
Long-Term Incentive Awards
Stock Options	$0	(8)	$0	(8)	$0	(9)	$0	(10)
Restricted Stock Units	$0	(8)	$0	(8)	$1,194,406	(9)	$776,196	(10)
Value Driver Incentive (VDI)	$0	(8)	$0	(8)	$1,791,377	(9)	$954,957	(10)
Total Value of Payments	$0		$810,385		$6,170,783		$2,326,153

Biggs C. Porter Eligible for retirement	Voluntary Termination of Employment/Retirement		Not for Cause Termination of Employment		Termination of Employment in Connection with a Change in Control		Death or Termination due to Disability
Cash Severance Benefit	$0	(1)	$161,788	(2)	$3,113,000	(3)	$0	(1)
Annual Incentive Award	$0	(4)	$715,200	(5)	$715,200	(6)	$715,200	(7)
Long-Term Incentive Awards
Stock Options	$0	(8)	$0	(8)	$0	(9)	$0	(10)
Restricted Stock Units	$1,278,647	(8)	$1,278,647	(8)	$2,056,496	(9)	$1,278,647	(10)
Value Driver Incentive (VDI)	$1,629,299	(8)	$1,629,299	(8)	$3,184,842	(9)	$1,629,299	(10)
Total Value of Payments	$2,907,946		$3,784,934		$9,069,538		$3,623,146

Carlos M. Hernandez Eligible for retirement	Voluntary Termination of Employment/Retirement		Not for Cause Termination of Employment		Termination of Employment in Connection with a Change in Control		Death or Termination due to Disability
Cash Severance Benefit	$0	(1)	$242,308	(2)	$2,331,000	(3)	$0	(1)
Annual Incentive Award	$0	(4)	$535,500	(5)	$535,500	(6)	$535,500	(7)
Long-Term Incentive Awards
Stock Options	$0	(8)	$0	(8)	$0	(9)	$0	(10)
Restricted Stock Units	$1,178,188	(8)	$1,178,188	(8)	$1,849,122	(9)	$1,178,188	(10)
Value Driver Incentive (VDI)	$1,449,712	(8)	$1,449,712	(8)	$2,791,579	(9)	$1,449,712	(10)
Total Value of Payments	$2,627,900		$3,405,708		$7,507,201		$3,163,400

58 FLUOR CORPORATION | 2018 PROXY STATEMENT

COMPENSATION TABLES

Garry W. Flowers Eligible for retirement	Voluntary Termination of Employment/Retirement		Not for Cause Termination of Employment		Termination of Employment in Connection with a Change in Control		Death or Termination due to Disability
Cash Severance Benefit	$0	(1)	$530,000	(2)	$1,961,000	(3)	$0	(1)
Annual Incentive Award	$0	(4)	$450,500	(5)	$450,500	(6)	$450,500	(7)
Long-Term Incentive Awards
Stock Options	$0	(8)	$0	(8)	$0	(9)	$0	(10)
Restricted Stock Units	$806,411	(8)	$806,411	(8)	$1,235,003	(9)	$806,411	(10)
Value Driver Incentive (VDI)	$1,014,768	(8)	$1,014,768	(8)	$1,871,951	(9)	$1,014,768	(10)
Total Value of Payments	$1,821,179		$2,801,679		$5,518,454		$2,271,679

Jose L. Bustamante Not eligible for retirement	Voluntary Termination of Employment/Retirement		Not for Cause Termination of Employment		Termination of Employment in Connection with a Change in Control		Death or Termination due to Disability
Cash Severance Benefit	$0	(1)	$475,000	(2)	$1,757,600	(3)	$0	(1)
Annual Incentive Award	$0	(4)	$403,800	(5)	$403,800	(6)	$403,800	(7)
Long-Term Incentive Awards
Stock Options	$0	(8)	$0	(8)	$0	(9)	$0	(10)
Restricted Stock Units	$0	(8)	$0	(8)	$1,215,118	(9)	$726,561	(10)
Value Driver Incentive (VDI)	$0	(8)	$0	(8)	$1,922,620	(9)	$945,505	(10)
Total Value of Payments	$0		$878,800		$5,299,138		$2,075,866

(1)
A severance benefit would not have been paid in the event of voluntary termination/retirement, death or disability.

(2)
The named executive would have received a cash severance benefit of two weeks of base salary per year of service upon a termination without cause. The minimum severance benefit is eight weeks and the maximum is 52 weeks of pay. The severance benefit is paid in a lump sum upon termination.

(3)
The named executive would have received a lump sum cash payment equal to the sum of the executive's highest annual base salary during the three years immediately preceding termination plus target annual incentive for the year, determined immediately prior to the date of the change in control or date of termination, whichever yields the higher amount, multiplied by 3.0 in the case of Mr. Seaton and 2.0 for other named executives.

(4)
The named executive would have forfeited any portion of the award earned in the year upon voluntary termination or retirement.

(5)
Upon Committee approval, the named executive may receive any annual incentive award earned during the fiscal year. This amount represents the 2017 annual incentive target and assumes approval.

(6)
The named executive would receive an annual incentive payment earned for the current year under the Performance Plan, prorated for whole months worked. This amount represents the 2017 annual incentive target.

(7)
Upon approval, the named executive may receive any annual incentive award earned during the fiscal year. This amount represents the 2017 annual incentive target and assumes approval.

(8)
For Messrs. Seaton, Porter, Hernandez and Flowers, who are retirement eligible, this amount represents the value of unvested options, RSUs and 2016 VDI units (at target) that they would have received if their voluntary retirement had occurred on December 31, 2017, with the reported value being based on the closing price of the company's common stock on December 29, 2017 ($51.65). The value of the awards made in 2017 is not included in this amount because under then-existing plans and arrangements, the awards would have been forfeited if Messrs. Seaton, Porter, Hernandez and Flowers had retired on or before the first anniversary of the awards' grant date (and, in the case of Mr. Porter, the Committee did not

FLUOR CORPORATION | 2018 PROXY STATEMENT 59

COMPENSATION TABLES

  provide its consent to waive the one-year holding period). The value of such 2017 awards (at target for VDI units) as of December 31, 2017 is shown below:

Name	Stock Options	RSUs	VDI Units
David T. Seaton	$0	$2,292,795	$4,585,590
Biggs C. Porter	$0	$777,849	$1,555,543
Carlos M. Hernandez	$0	$670,934	$1,341,867
Garry W. Flowers	$0	$428,592	$857,183

  In the case of Messrs. Stanski and Bustamante, pursuant to the terms of the applicable plan(s), they would have forfeited any unvested options, RSUs and VDI units because they are not retirement eligible.

(9)
This amount represents the value of unvested options, RSUs and VDI units which would have become vested assuming a change in control and a qualifying termination on December 31, 2017, based on the closing price of the company's common stock on December 29, 2017 ($51.65). Any remaining unvested 2016 and 2017 VDI awards would have been paid out at target.

(10)
This amount represents the value of unvested options, RSUs and 2016 VDI units (at target) as of December 31, 2017, which would have become vested assuming death or termination due to total and permanent disability on such date, based on the closing price of the company's common stock on December 29, 2017 ($51.65). Any remaining unvested 2016 VDI awards would have been paid out at the Committee-approved performance ratings. The value of the awards made in 2017 is not included in this amount because these awards would have been forfeited upon the occurrence of the specified events on or before the first anniversary of the awards' grant date. The value of such 2017 awards (at target for VDI units) as of December 31, 2017 is shown below:

Name	Stock Options	RSUs	VDI Units
David T. Seaton	$0	$2,292,795	$4,585,590
Bruce A. Stanski	$0	$418,210	$836,420
Biggs C. Porter	$0	$777,849	$1,555,543
Carlos M. Hernandez	$0	$670,934	$1,341,867
Garry W. Flowers	$0	$428,592	$857,183
Jose L. Bustamante	$0	$488,557	$977,115

60 FLUOR CORPORATION | 2018 PROXY STATEMENT

PAY RATIO

PAY RATIO DISCLOSURE

The 2017 annual total compensation of the median-compensated of all our employees who were employed as of October 1, 2017 (other than the CEO) was $67,580. The annual total compensation of David T. Seaton, our CEO, as reported in the Summary Compensation Table, was $10,253,787. The ratio of the annual total compensation of our CEO to the annual total compensation of our median compensated employee was 152 to 1.

The SEC's rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, as well as the methodology described below. In order to identify the median compensated employee, we selected fixed cash compensation paid to our employees from January 1, 2017 through October 1, 2017 as our consistently applied compensation measure. We define fixed cash compensation as any regular payment(s) (such as base salary), overtime pay and annual fixed allowance(s) that are guaranteed to the employee irrespective of performance. For employees who did not work for the entire nine-month period (and were not designated as temporary employees in our payroll records), we estimated their nine-month fixed cash compensation based on (i) the amount paid for the portion of the period that employees hired in 2017 worked or (ii) the planned salary for employees on a leave of absence.

As permitted by SEC rules, we excluded 16 employees in Aruba, 99 in Curacao, 1,774 in the Philippines, 651 in Trinidad and Tobago, and 327 in Kazakhstan who, in the aggregate, represented less than 5% of our total employee population of approximately 57,650 on October 1, 2017. As a result of these exclusions, the employee population used to identify our median employee was comprised of approximately 54,783 individuals.

FLUOR CORPORATION | 2018 PROXY STATEMENT 61

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Our compensation philosophy for non-management directors is consistent with the philosophy established for the company's named executives. The compensation program is designed to attract and retain directors with the necessary experience to represent the company's stockholders and to advise the company's executive management. The company believes that director compensation should be reasonable in light of what is customary for companies of similar size, scope and complexity, and providing a competitive compensation package is important because it enables us to attract and retain highly qualified directors who are critical to our long-term success. The compensation program is also designed to align the directors' interests with the interests of stockholders over the long term. On an annual basis, the Committee considers market data for our Compensation Peer Group and input from our independent compensation consultant regarding market practices for director compensation. The company uses a combination of cash and stock-based awards to compensate non-management directors and targets the 50th percentile of compensation survey data from the companies included in the Compensation Peer Group as well as companies from similar industry segments and our general industry. Directors who are employees of the company receive no compensation for their service as directors.

Cash Compensation

For 2017, non-management directors received an annual cash retainer of $120,000, paid quarterly. The chair of the Audit Committee receives an additional annual cash retainer in the amount of $20,000; the chairs of the Organization and Compensation and Governance Committee receive an additional annual cash retainer in the amount of $15,000; the Lead Independent Director receives an additional annual cash retainer in the amount of $30,000; and members of the Executive Committee who are not the chair of a committee receive an additional annual cash retainer in the amount of $10,000.

Stock-Based Compensation

Non-management directors receive an annual grant of RSUs with a total market value (based on the fair market value of the company's common stock on the New York Stock Exchange on the date of grant) of $150,000 as of the date of the annual meeting of stockholders. Restrictions on the 2017 awards lapse after one year. If a director leaves the Board prior to the vesting, the portion of any award remaining subject to restrictions is forfeited. Restrictions immediately lapse and the stock vests, however, if an award has been held for at least six months and a director attains the age for mandatory retirement (currently 72 years of age) and retires, obtains approval for early retirement, dies, becomes permanently and totally disabled or ceases to serve due to a change in control. RSU awards granted to directors in 2017 are subject to a three-year post-vest holding period. Non-management directors are required to own shares or share units in an amount equivalent to five times the annual retainer for Board service within five years of joining the Board.

Deferred Compensation Program

Directors have the option of deferring receipt of directors' fees and RSUs. Fees may be deferred until retirement, other termination of status as a director or, if elected by the director, a date at least two years after the end of the year in which they make a distribution election, pursuant to the 409A Director Deferred Compensation Program. Directors may elect to have deferred fees valued as if

62 FLUOR CORPORATION | 2018 PROXY STATEMENT

DIRECTOR COMPENSATION

invested either wholly or partially in company stock or one or more of 25 investment funds. Fee deferrals made into the Fluor Stock Valuation Fund prior to January 1, 2013 and maintained continuously for five years earn a 25% premium on the deferred amount deemed invested in company stock via the Fluor Stock Valuation Fund. The 25% premium was discontinued for any deferrals made following January 1, 2013. All amounts from deferred fees in the deferral accounts are paid in cash based on the directors' distribution elections.

RSUs may be deferred until retirement or other termination of status as a director and are invested in company stock. RSU deferrals are paid in Fluor shares based on the directors' distribution elections.

The company does not guarantee the rate of return on any deferrals whether in fees or in RSUs.

Former Retirement Plan

In March 2003, a committee of disinterested directors determined that non-management directors who received restricted shares on March 11, 1997 in consideration of the cancellation of the Fluor Corporation Retirement Plan for Outside Directors could make an irrevocable election to surrender such shares upon their retirement, death or disability. The only remaining director who made this election is Mr. Fluor. In lieu of these shares, Mr. Fluor will receive the amount of his accrued retirement benefits at the time of the cancellation of the retirement plan upon his retirement, death or disability. These benefits equal the retainer fees at the time of cancellation multiplied by the number of years he served prior to the cancellation of the plan. This amount will be paid in a lump sum (reduced to present value based on the 10-year Treasury rate) at retirement.

DIRECTOR COMPENSATION TABLE

The table below summarizes the total compensation earned by each of the non-management directors serving in 2017.

(a)	(b)	(c)	(d)	(e)
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)(4)
Peter K. Barker	$140,000	$167,537	$5,140	$312,677
Alan M. Bennett	$135,000	$167,537	$7,510	$310,047
Rosemary T. Berkery	$120,000	$167,537	$11,449	$298,986
Peter J. Fluor	$165,000	$167,537	$140	$332,677
James T. Hackett	$120,000	$167,537	$5,140	$292,677
Samuel J. Locklear	$120,000	$167,537	$4,601	$292,138
Deborah D. McWhinney	$120,000	$167,537	$5,140	$292,677
Armando J. Olivera	$120,000	$167,537	$5,140	$292,677
Joseph W. Prueher	$130,000	$167,537	$8,106	$305,643
Matthew K. Rose	$120,000	$167,537	$5,140	$292,677
Nader H. Sultan	$120,000	$167,537	$140	$287,677
Lynn C. Swann	$120,000	$167,537	$5,140	$292,677

(1)
The amounts in column (b) represent fees paid for board retainers, committee chair retainers and the lead independent director retainer.

(2)
The amounts in column (c) represent the fair market value of the RSUs granted in 2017 on the date of grant in accordance with ASC 718, calculated using the closing price of the company's common stock on the New York Stock Exchange on the date of grant. The 2017 annual stock grant made to each director was based on a fair market value of $50.60, which was the closing price of the company's common stock

FLUOR CORPORATION | 2018 PROXY STATEMENT 63

DIRECTOR COMPENSATION

  on the New York Stock Exchange on May 4, 2017, the date of grant, less a liquidity discount of 10.46% related to the Post-Vest Holding Period on the common stock underlying these awards.

  As of December 31, 2017, the directors held unvested restricted shares and unvested RSUs as detailed in the following table.

Name	Restricted Shares	Restricted Stock Units
Peter K. Barker	0	3,311
Alan M. Bennett	0	3,311
Rosemary T. Berkery	0	3,311
Peter J. Fluor	11,018	3,311
James T. Hackett	0	3,311
Samuel J. Locklear	0	3,311
Deborah D. McWhinney	0	3,311
Armando J. Olivera	0	3,311
Joseph W. Prueher	0	3,311
Matthew K. Rose	0	3,311
Nader H. Sultan	0	3,311
Lynn C. Swann	0	3,311
(3)
The amounts in column (d) may include the following, which amounts vary by director: charitable gift match, company-paid premiums on director's life insurance, spousal travel and any related tax gross-ups. Such amounts are detailed in a separate Director All Other Compensation table.

(4)
The amounts in column (e) represent the total of columns (b) through (d).

DIRECTOR ALL OTHER COMPENSATION

The following table and related footnotes describe each component of the All Other Compensation column (d) of the Director Summary Compensation Table for 2017.

(a)	(b)	(c)	(d)	(e)
Name	Charitable Gift Match ($)(1)	Life Insurance Premiums ($)(2)	Spousal Travel ($) (3)	Total ($)(4)
Peter K. Barker	$5,000	$140	$0	$5,140
Alan M. Bennett	$5,000	$140	$2,370	$7,510
Rosemary T. Berkery	$5,000	$140	$6,309	$11,449
Peter J. Fluor	$0	$140	$0	$140
James T. Hackett	$5,000	$140	$0	$5,140
Samuel J. Locklear	$0	$140	$4,461	$4,601
Deborah D. McWhinney	$5,000	$140	$0	$5,140
Armando J. Olivera	$5,000	$140	$0	$5,140
Joseph W. Prueher	$5,000	$140	$2,966	$8,106
Matthew K. Rose	$5,000	$140	$0	$5,140
Nader H. Sultan	$0	$140	$0	$140
Lynn C. Swann	$5,000	$140	$0	$5,140

(1)
The amounts in column (b) represent company matched charitable contributions (to a maximum of $5,000 per donor, per fiscal year) made to eligible institutions.

(2)
The amounts in column (c) represent company-paid premiums for each director for non-contributory life insurance benefits.

(3)
The amounts in column (d) represent the incremental cost of business-related spousal travel and any corresponding tax gross-up for the business-related spousal travel.

(4)
The amounts in column (e) represent the total of columns (b) through (d).

64 FLUOR CORPORATION | 2018 PROXY STATEMENT

PROPOSAL 3 — RATIFICATION OF ACCOUNTING FIRM

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consistent with our commitment to good corporate governance, the Board is asking stockholders to ratify the Audit Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm to audit the financial statements of the company for the fiscal year ending on December 31, 2018. In the event the stockholders fail to ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Fluor and its stockholders.

A representative of Ernst & Young LLP is expected to be present at the meeting and available to respond to appropriate questions and, although that firm has indicated that no statement will be made, an opportunity for a statement will be provided.

Audit and Other Fees

The following table presents aggregate fees for professional audit services rendered by Ernst & Young LLP for the audit of the company's annual financial statements for fiscal years 2017 and 2016, and fees billed for other services provided by Ernst & Young LLP for fiscal years 2017 and 2016.

	Fiscal Year Ended (in millions)
	2017	2016
Audit Fees(1)	$8.9	$8.3
Audit-Related Fees(2)	0.6	0.7
Tax Fees(3)	0.2	0.5
All Other Fees	—	—

Total Fees Paid	$9.7	$9.5

(1)
Consists of fees relating to the annual audit, quarterly reviews, statutory audits, new accounting standards and comfort letters.

(2)
Consists of fees relating to benefit plan audits and accounting and reporting consultations, and financial due diligence related to acquisitions.

(3)
Consists of fees for tax compliance services (including preparation and filing of expatriate tax returns) and tax consulting services (including support for tax restructuring).

Audit Firm Independence

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered public accounting firm each year. In addition, in order to promote continuing auditor independence, the Audit Committee considers the independence of the firm at least annually. In conjunction with the mandated rotation of the independent registered public accounting firm's lead engagement partner, the Audit Committee and its chair are also directly

FLUOR CORPORATION | 2018 PROXY STATEMENT 65

PROPOSAL 3 — RATIFICATION OF ACCOUNTING FIRM

involved in the selection of Ernst & Young LLP's new lead engagement partner. Based on their most recent evaluation of Ernst & Young LLP, including the firm's past performance and an assessment of the firm's qualifications and resources, the members of the Audit Committee believe that the continued retention of Ernst & Young LLP to serve as the company's independent registered public accounting firm is in the best interests of the company and its stockholders.

Audit Committee's Pre-Approval Policy

The Audit Committee of our Board has policies and procedures that govern the pre-approval of all audit and non-audit services to be provided by our independent registered public accounting firm and prohibit certain services from being provided by our independent registered public accounting firm. The independent registered public accounting firm may not render any audit or non-audit service unless the service is approved in advance by the Audit Committee pursuant to its pre-approval policies and procedures. For any pre-approval, the Audit Committee confirms that such services are consistent with the rules of the Securities and Exchange Commission and the Public Company Accounting Oversight Board on auditor independence.

On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the company by our independent registered public accounting firm during the fiscal year. Management provides the Audit Committee a quarterly report listing services performed by and fees paid to the independent registered public accounting firm during the current fiscal year. The Audit Committee has delegated authority to the chair of the Audit Committee to pre-approve any audit or non-audit services to be provided to the company by the independent registered public accounting firm for which the cost is less than $500,000. The chair must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting, and the Audit Committee is then asked to approve and ratify the pre-approved service.

66 FLUOR CORPORATION | 2018 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its oversight responsibility for the:

  •
  company's accounting, reporting and financial practices, including the integrity of its financial statements;

  •
  company's compliance with legal and regulatory requirements;

  •
  independent registered public accounting firm's qualifications and independence;

  •
  performance of the company's internal audit function and independent registered public accounting firm; and

  •
  preparation of this report.

In carrying out these responsibilities, the Audit Committee, among other things, supervises the relationship between the company and its independent registered public accounting firm, including making decisions with respect to its appointment or removal, reviewing the scope of its audit services, pre-approving audit engagement fees and non-audit services and evaluating its independence. The Audit Committee oversees and evaluates the adequacy and effectiveness of the company's systems of internal and disclosure controls and oversees the internal audit function. The Audit Committee has the authority to investigate any matter brought to its attention and may engage outside counsel for such purpose.

The company's management is responsible, among other things, for preparing the financial statements and for the overall financial reporting process, including the company's system of internal controls. The independent registered public accounting firm's responsibilities include auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles and an opinion on the company's internal control over financial reporting.

As part of its oversight of the company's financial statements, the Audit Committee reviewed and discussed with management and Ernst & Young LLP, the company's independent registered public accounting firm, the audited financial statements of the company for the fiscal year ended December 31, 2017. The Audit Committee discussed with Ernst & Young LLP such matters as are required to be discussed under the rules adopted by the Public Company Accounting Oversight Board, relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Audit Committee has discussed with Ernst & Young LLP the registered public accounting firm's independence from the company and its management, and considered the compatibility of non-audit services with the registered public accounting firm's independence.

FLUOR CORPORATION | 2018 PROXY STATEMENT 67

REPORT OF THE AUDIT COMMITTEE

Based on its review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the Securities and Exchange Commission. The Audit Committee has also appointed Ernst & Young LLP as the company's independent registered public accounting firm for the fiscal year ended December 31, 2018.

The Audit Committee
Peter K. Barker, Chairman Alan M. Bennett Samuel J. Locklear Matthew K. Rose Nader H. Sultan Lynn C. Swann

68 FLUOR CORPORATION | 2018 PROXY STATEMENT

PROPOSAL 4 — STOCKHOLDER PROPOSAL

PROPOSAL 4 — STOCKHOLDER PROPOSAL

Fluor has received the following stockholder proposal from The Comptroller of the State of New York, who is the trustee of the New York State Common Retirement Fund. The address and stock ownership of the proponent will be furnished by the company's Secretary to any person, orally or in writing as requested, promptly upon receipt of any oral or written request.

PROPOSAL AND SUPPORTING STATEMENT

RESOLVED:    Shareholders request that Fluor Corporation adopt time bound quantitative, company-wide goals for the reduction of greenhouse gas (GHG) emissions, taking into consideration the goals of the Paris Climate Agreement, and issue a report by December 2018, at reasonable cost and omitting proprietary information, on its plans to achieve these goals.

Supporting Statement

In setting strategies to achieve the GHG goals, we recommend consideration of enhancing the energy efficiency of Fluor's operations (wherever profitable) and sourcing renewable energy.

In order to mitigate the worst impacts of climate change, the IPCC estimates that a 55 percent reduction in GHG emissions globally is needed by 2050 (relative to 2010 levels) to stabilize global temperatures, entailing a US target reduction of 80 percent.

The costs of failing to address climate change are significant and estimated to have an average value at risk of $4.2 trillion globally — representing 6% of the current market capitalization of all the world's stock markets (The Economist, Intelligence Unit, 2015). Risky Business: The Economic Risks of Climate Change in the United States (2014), an analysis of climate change impacts, found serious economic effects including property damage, shifting agricultural patterns, reduced labor productivity, and increased energy costs. These effects could substantially impact a company's business operations, revenue or expenditures.

Setting GHG emission targets is widespread among US companies and can have positive financial outcomes. More than 60 percent of Fortune 100 companies have GHG reduction commitments, renewable energy commitments, or both.

A report published by WWF, Carbon Disclosure Project (CDP), and McKinsey & Company, The 3% Solution: Driving Profits Through Carbon Reduction (2013), found that companies with GHG targets achieved an average of 9% better return on investment than companies without targets.

Additionally, the 79% of companies in the S&P 500 that report to CDP earned a higher return on their carbon reduction investments than on their overall corporate capital investments. Also, the 53 Fortune 100 companies reporting on climate change and energy targets to CDP are saving $1.1 billion annually through their emission reductions and renewable energy initiatives. These goals enable companies to reduce costs, build resilient supply chains, and manage operational and reputational risk.

Electricity costs from sources such as wind and solar have declined rapidly and are now cheaper in some regions than fossil fuel-based energy. In 2015, Berkshire Hathaway's NV Energy secured a

FLUOR CORPORATION | 2018 PROXY STATEMENT 69

PROPOSAL 4 — STOCKHOLDER PROPOSAL

power purchase agreement (PPA) price of 3.87 cents per kWh for electricity generated by a 100 Megawatt First Solar project. In addition, longterm wind and solar PPA's (used by companies like Apple), with fixed prices, can help companies reduce the volatility energy costs.

BOARD OF DIRECTORS' STATEMENT IN OPPOSITION

The Board of Directors agrees that the reduction of greenhouse gas ("GHG") emissions is an important issue. To that end, the company has had a 32 percent reduction in its normalized carbon footprint over the 11-year period it has collected GHG data, as further discussed below, and the company continues to identify appropriate ways to reduce GHG emissions. In addition, the company already reports its GHG emission information to our stakeholders and to the CDP, the world's largest database of corporate climate change information. In light of these continuing actions by the company, the Board recommends a vote "AGAINST" this stockholder proposal because it does not believe that disclosure of strict GHG emissions goals would provide significant incremental benefits to the company, its stockholders or the environment.

Company Goals For the Reduction of Greenhouse Gas Emissions

We manage our greenhouse gas emissions, use of renewable energy and energy efficiency on a facility-by-facility basis. As a result, we have received LEED (or similar) certifications for a number of our facilities around the world, as highlighted in our annual Sustainability Report, which can be found in the Sustainability section of our website (www.fluor.com). We believe that setting company-wide goals for the reduction of GHG emissions does not allow local facility management the full flexibility that is necessary to reduce environmental impact, increase energy efficiency and employ renewable energy at their facilities. Rather, our current approach allows local management around the globe to institute the best initiatives for their facilities and has resulted in our superior performance, which is the ultimate indicator of how well a program is designed and executed.

Reporting Greenhouse Gas Emissions

The company has tracked GHG emissions arising from its offices, vehicle fleets at those offices and air travel since 2006. To drive accountability and verify transparency in our global operations, we proactively report our GHG emission information to our stakeholders in our Sustainability Report and to the CDP for use by financial and policy decision-makers. In our 2016 Sustainability Report, we note that over the 11-year period that Fluor has collected GHG emissions data, there has been a 32% reduction in our normalized carbon footprint. Data related to Stork Holding B.V., which we acquired in 2016, will be added once its accuracy and precision are confirmed, which is expected to occur in 2018.

Strategies to Reduce Greenhouse Gas Emissions

Fluor's facilities consist primarily of office space. Using the carbon footprint information we collect, the company continues to identify appropriate ways to reduce carbon emissions from its offices, including (i) energy reduction through energy-efficient lighting, low power use modality computers and monitors, and programmable thermostats for heating for both new construction and retrofits; (ii) recycling programs including paper products, metals, cooking oils and light bulbs; and (iii) reuse of office supplies such as work stations, carpeting, binders and furniture. In addition, the company seeks to lower carbon emissions from employee travel by increasing its utilization of video-conferencing and otherwise reducing commuting with carpools, office shuttles, bicycle initiatives and support of public transportation.

70 FLUOR CORPORATION | 2018 PROXY STATEMENT

PROPOSAL 4 — STOCKHOLDER PROPOSAL

Creating Technology to Reduce Greenhouse Gas Emissions

The company is also committed to helping reduce GHG emissions through its investment in NuScale Power, LLC, a leader in the development of light water, passively safe small modular reactors ("SMRs"). SMRs can help achieve carbon reduction while playing a significant role in meeting future energy demands. According to the IPCC Working Group III, reducing the carbon intensity of electrical generation is a key component of a cost effective mitigation strategy in achieving a low carbon stabilization level. Nuclear energy is cited as having the potential to make an increasing contribution to low carbon energy supply. We believe NuScale can be a leader in providing a key technology that will assist in reducing GHG emissions.

The company maintains its commitment to the reduction of GHG emissions by (i) pursuing internal efforts to reduce emissions; (ii) reporting our GHG emissions in our Sustainability Report and to the CDP; and (iii) continuing to develop innovative technologies that can play a large role in addressing climate change. In light of our continuing commitment to GHG reduction and reporting, the Board does not believe that establishing future company-wide goals and reporting on those goals is necessary to further these efforts.

FLUOR CORPORATION | 2018 PROXY STATEMENT 71

STOCK OWNERSHIP

STOCK OWNERSHIP AND STOCK-BASED HOLDINGS OF EXECUTIVE OFFICERS AND DIRECTORS

The following table contains information regarding the beneficial ownership of our common stock as of March 2, 2018 by:

  •
  each director and nominee for director;

  •
  each named executive; and

  •
  all current directors and executive officers of the company as a group.

Except as otherwise noted, the individual or his or her family members had sole voting and investment power with respect to such shares.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Fluor Stock-Based Holdings(2)	Percent of Shares Beneficially Owned(3)
Directors:
Peter K. Barker	17,366	37,542		*
Alan M. Bennett	11,898	19,018		*
Rosemary T. Berkery	14,564	25,431		*
Peter J. Fluor	81,998	314,051		*
James T. Hackett	20,990	37,012		*
Samuel J. Locklear	3,311	3,311		*
Deborah D. McWhinney	11,725	11,725		*
Armando J. Olivera	2,483	19,973		*
Joseph W. Prueher	19,534	36,795		*
Matthew K. Rose	2,573	10,873		*
David T. Seaton(4)	681,414	822,472		*
Nader H. Sultan	5,007	20,908		*
Lynn C. Swann	4,384	9,373		*
Named Executives:				*
Jose L. Bustamante	69,033	94,986		*
Garry W. Flowers	174,105	159,186		*
Carlos M. Hernandez	242,157	284,680		*
Biggs C. Porter	182,057	204,882		*
Bruce A. Stanski	139,090	173,007
All directors and executive officers as a group (26 persons)	1,984,283	2,742,625	1.4%

*
owns less than 1% of the outstanding common stock

(1)
The number of shares of common stock beneficially owned by each person is determined under rules promulgated by the Securities and Exchange Commission. Under these rules, a person is deemed to have "beneficial ownership" of any shares over which that person has or shares voting or investment power, plus any shares that the person may acquire within 60 days, including through the exercise of stock options or vesting of restricted stock units. This number of shares beneficially owned therefore includes all restricted stock, shares held in the company's 401(k) plan, and shares that may be acquired within 60 days pursuant to the exercise of stock

72 FLUOR CORPORATION | 2018 PROXY STATEMENT

STOCK OWNERSHIP

  options or vesting of restricted stock units. Included in the number of shares beneficially owned by Mr. Bustamante, Mr. Flowers, Mr. Hernandez, Mr. Porter, Mr. Seaton and Mr. Stanski, and all directors and executive officers as a group, are 53,802, 110,573, 188,001, 182,057, 587,145, 122,111 and 1,243,689 shares, respectively, subject to restricted stock units vesting or options exercisable currently or within 60 days after March 2, 2018.

(2)
Combines beneficial ownership of shares of our common stock with (i) deferred directors' fees held by certain non-management directors as of March 2, 2018, in an account economically equivalent to our common stock (but payable in cash and some of which is unvested and attributable to the premium described in "Director Compensation" on pages 62-63 of this proxy statement), (ii) restricted stock units deferred by certain non-management directors as of March 2, 2018 under the Director Deferred Compensation Program, (iii) restricted stock units held by directors and executive officers (which are payable in shares of common stock upon vesting) and (iv) performance units held by executive officers (for which the performance period has passed and which are payable in cash or shares of common stock upon vesting, as elected by the executive officer). This column indicates the alignment of the named individuals and group with the interests of the company's stockholders because the value of their total holdings will increase or decrease correspondingly with the price of Fluor's common stock. The amounts described in this footnote are not included in the calculation of the percentages contained in the Percent of Shares Beneficially Owned column of this table.

(3)
The percent ownership for each stockholder on March 2, 2018 is calculated by dividing (i) the total number of shares beneficially owned by the stockholder by (ii) 139,911,820 shares (the total number of shares outstanding on March 2, 2018) plus any shares that may be acquired (including upon exercise of stock options or vesting of restricted stock units) by that person currently or within 60 days after March 2, 2018.

(4)
Mr. Seaton is also a named executive.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table contains information regarding the beneficial ownership of our common stock as of the dates indicated below by the stockholders that our management knows to beneficially own more than 5% of our outstanding common stock. The percentage of ownership is calculated using the number of outstanding shares on March 2, 2018.

Name of Beneficial Owner	Shares Beneficially Owned		Percent of Class
The Vanguard Group	13,988,968	(1)	10.0%
ClearBridge Investments, LLC	11,585,823	(2)	8.3%
BlackRock, Inc.	9,811,969	(3)	7.0%

(1)
Based on information contained in Amendment No. 5 to the Schedule 13G filed with the Securities and Exchange Commission on February 12, 2018 by The Vanguard Group ("Vanguard"), which indicates that, as of December 31, 2017, Vanguard had sole voting power relative to 191,255 shares, shared voting power relative to 40,342 shares, sole dispositive power relative to 13,768,968 shares and shared dispositive power relative to 220,000 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(2)
Based on information contained in Amendment No. 3 to the Schedule 13G filed with the Securities and Exchange Commission on February 14, 2018 by ClearBridge Investments, LLC ("ClearBridge"), which indicates that, as of December 31, 2017, ClearBridge had sole voting

FLUOR CORPORATION | 2018 PROXY STATEMENT 73

STOCK OWNERSHIP

  power relative to 11,207,306 shares, shared voting power relative to 0 shares, sole dispositive power relative to 11,585,823 shares and shared dispositive power relative to 0 shares. The address of ClearBridge is 620 8th Avenue, New York, NY 10018.

(3)
Based on information contained in Amendment No. 3 to the Schedule 13G filed with the Securities and Exchange Commission on January 25, 2018 by BlackRock, Inc. ("BlackRock"), which indicates that, as of December 31, 2017, BlackRock and certain of its subsidiaries had sole voting power relative to 8,591,479 shares, shared voting power relative to 0 shares, sole dispositive power relative to 9,811,969 shares and shared dispositive power relative to 0 shares. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of Fluor common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. In addition to requiring prompt disclosure of open-market purchases or sales of company shares, Section 16(a) applies to technical situations. The company maintains and regularly reviews procedures to assist the company in identifying reportable transactions, and assists our directors and executive officers in preparing reports regarding their ownership and changes in ownership of our securities and filing those reports with the Securities and Exchange Commission on their behalf. Based solely upon a review of filings with the Securities and Exchange Commission, a review of company records and written representations by our directors and executive officers, the company believes that Mr. Olivera had a late filing on Form 4 relating to two transactions involving Fluor stock made by Mr. Olivera's investment advisor in error.

74 FLUOR CORPORATION | 2018 PROXY STATEMENT

ADDITIONAL INFORMATION

OTHER BUSINESS

The company does not intend to present any other business for action at the annual meeting and does not know of any other business intended to be presented by others.

ADDITIONAL INFORMATION

Electronic Delivery of Our Stockholder Communications

If you received the Notice or proxy materials by mail, we strongly encourage you to conserve natural resources and reduce the company's printing and processing costs by signing up to receive your stockholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can submit your vote easily online. Electronic delivery can help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. Your electronic delivery enrollment will be effective until you cancel it. To sign up for electronic delivery, go to http://enroll.icsdelivery.com/fluor. This link is also available in the investor relations section of our website at www.fluor.com. If you have questions about electronic delivery, please call our investor relations department at (469) 398-7070.

Expenses of Solicitation and "Householding" of Proxy Materials

The expense of the proxy solicitation will be paid by the company. Some officers and employees may solicit proxies personally, by phone or electronically, without additional compensation. Georgeson & Company Inc. has been engaged to assist in the solicitation for which it will receive approximately $15,000, plus reimbursement of reasonable expenses incurred on our behalf. The company also expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the company's common stock.

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the Notice or certain proxy materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The company and some brokers will be householding the Notice and proxy materials for stockholders who do not participate in electronic delivery of proxy materials, unless contrary instructions are received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding the Notice or proxy materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice or proxy materials, or if you share an address with another stockholder and you would prefer to receive a single copy of the Notice or proxy materials instead of multiple copies, please notify Fluor's investor relations department at (469) 398-7070, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039 or, if your shares are held in a brokerage account, your broker. The company promptly will deliver to a stockholder who received one copy of the Notice or proxy materials as the result of householding a separate copy of the Notice or proxy materials upon the stockholder's written or oral request directed to Fluor's investor relations department at (469) 398-7070, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for purposes of this year's annual meeting, you should follow the instructions provided in the Notice.

FLUOR CORPORATION | 2018 PROXY STATEMENT 75

ADDITIONAL INFORMATION

Advance Notice Procedures

Under the company's Amended and Restated Bylaws, stockholders may nominate directors or bring other business before an annual meeting if written notice is delivered to the company's Secretary (containing certain information specified in the Amended and Restated Bylaws about the stockholder and the proposed action) not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting — that is, with respect to the 2019 annual meeting, between January 3, 2019 and February 2, 2019, assuming the date of the 2019 annual meeting is not changed by more than 30 days before or more than 70 days after the first anniversary of the 2018 annual meeting. These requirements are separate from the company's proxy access procedures and the Securities and Exchange Commission's requirements that a stockholder must meet in order to have a stockholder proposal included in the company's proxy statement (which are described below). Any notices should be sent to: Carlos M. Hernandez, Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. The chairman of the meeting may refuse to acknowledge or introduce any stockholder proposal or nomination if notice thereof is not received within the applicable deadlines or does not comply with the Amended and Restated Bylaws. If a stockholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 under the Exchange Act, the company may exercise discretionary voting authority under proxies it solicits to vote on any such proposal as it determines appropriate.

Proxy Access Procedures

The company's Amended and Restated Bylaws permit a stockholder, or group of up to 20 stockholders, owning continuously for at least three years shares of Fluor stock representing an aggregate of at least 3% of our outstanding shares, to nominate and include in the company's proxy materials director nominees constituting up to the greater of two or 20% of the company's Board, provided that the stockholder(s) and nominee(s) satisfy the requirements in our Amended and Restated Bylaws. Written notice of proxy access director nominees must be received not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date the definitive proxy statement was first sent to stockholders in connection with the preceding year's annual meeting — that is, with respect to the 2019 annual meeting, between October 9, 2018 and November 8, 2018, assuming the date of the 2019 annual meeting is not changed by more than 30 days before or after the first anniversary of the 2018 annual meeting. Any notices should be addressed to Carlos M. Hernandez, Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039.

Stockholder Proposals for the 2019 Annual Meeting

Stockholders interested in submitting a Rule 14a-8 proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2019 may do so by following the procedures prescribed in Rule 14a-8, under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by the company's Secretary no later than the close of business on November 8, 2018. Any proposals should be sent to: Carlos M. Hernandez, Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039.

Electronic Voting

Use of the Internet or telephonic voting procedures described on page 78 of this proxy statement constitutes your authorization for Broadridge Financial Solutions, or in the case of shares held in company retirement plans, the trustee, to deliver a proxy card on your behalf to vote at the annual meeting in accordance with your Internet or telephonically communicated instructions.

76 FLUOR CORPORATION | 2018 PROXY STATEMENT

ADDITIONAL INFORMATION

Annual Report

Any stockholder who would like a copy of our 2017 Annual Report on Form 10-K, including the financial statements and the financial statement schedules, may obtain one, without charge, by addressing a request to the Corporate Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, TX 75039. You may also obtain access to a copy of the Form 10-K in the investor relations section of our website at www.fluor.com by clicking on "Financial Information" and "SEC Filings."

FLUOR CORPORATION | 2018 PROXY STATEMENT 77

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive a notice regarding Internet availability of proxy materials instead of a full set of printed materials?

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. We believe that this process will expedite stockholders' receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. Each stockholder (other than those who previously requested electronic delivery of all materials or previously elected to receive a paper copy of the proxy materials) will receive a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access and review the proxy materials, including our proxy statement and our annual report, on the Internet and how to access an electronic proxy card to vote on the Internet or by phone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice, you will not receive a printed copy of the proxy materials unless you request one. If you receive a Notice and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the meeting?

The Board of Directors set March 5, 2018 as the record date for the 2018 annual meeting. If you were a stockholder of record at the close of business on March 5, 2018, you are entitled to vote at the annual meeting.

What are my voting rights?

Stockholders have one vote for each share of Fluor common stock owned by them as of the close of business on March 5, 2018, the record date, with respect to all business of the meeting. There is no cumulative voting.

How many shares must be present to hold a meeting?

On March 5, 2018, the company had 139,913,699 shares of common stock outstanding. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Fluor common stock on the record date will constitute a quorum at the annual meeting. Abstentions and broker non-votes (broker-held shares for which the brokers have not received voting instructions from clients and with respect to which the brokers do not have discretionary authority to vote on a matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the annual meeting.

How do I vote my shares?

If you are a stockholder of record as of the record date, you may authorize the voting of your shares in any of the following ways by following the instructions in the Notice:

  •
  over the Internet at www.proxyvote.com;

  •
  telephonically by calling 1-800-690-6903;

78 FLUOR CORPORATION | 2018 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

  •
  by completing, signing and mailing the printed proxy card, if you requested a paper copy of the proxy materials; or

  •
  in person at the annual meeting.

Authorizations submitted over the Internet or by phone must be received by 11:59 p.m. Eastern Daylight Time on May 2, 2018.

If the shares you own are held in "street name" by a bank, brokerage firm or other nominee, that nominee may provide you with a Notice. Follow the instructions on the Notice to access our proxy materials and vote online, or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, a voting instruction card is included so you can instruct your bank, broker or other nominee how to vote your shares. Please note that if your shares are held in street name by a bank, brokerage firm or other nominee and you wish to vote in person at the annual meeting, you must first obtain a legal proxy issued in your name from the bank, brokerage firm or other nominee that holds your shares.

How do I vote if my shares are held in company retirement plans?

If you hold any shares in the company retirement plans, you are receiving, or are being provided access to, the same proxy materials as any other stockholder of record. However, your proxy vote will serve as voting instructions to The Northern Trust Company, as trustee of the plans. If voting instructions (or any revocation or change of voting instructions) are not received by the trustee by 5:59 p.m. Eastern Daylight Time on May 1, 2018, or if you do not provide properly completed and executed voting instructions, any shares you hold in the company retirement plans will be voted by the trustee in favor of the twelve nominees for director, and in proportion to the manner in which the other company retirement plan participants vote their shares with respect to the other proposals.

What vote is required for the election of directors and the other proposals?

  Proposal 1 — Election of Directors

Each director nominee receiving the majority of votes cast (number of shares voted "for" a director nominee must exceed the number of shares voted "against" that director nominee) will be elected as a director, provided that if the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the directors shall be elected by a plurality of the votes cast. Abstentions and broker non-votes are not counted in the determination of votes cast, and thus do not have an effect on the outcome of voting for directors.

  Proposals 2 and 3 — Executive Compensation and Auditors

With respect to Proposals 2 and 3, the affirmative vote of the majority of shares represented in person or by proxy at the annual meeting and entitled to vote is required. Abstentions have the same effect as a vote "against" Proposals 2 and 3, and broker non-votes (if applicable) do not have an effect on the outcome of these proposals. Each of these votes is advisory, and the Board will give consideration to the voting results.

  Proposal 4 — Stockholder Proposal

With respect to Proposal 4, the affirmative vote of the majority of shares represented in person or by proxy at the annual meeting and entitled to vote is required. Abstentions have the same effect as a vote "against" Proposal 4, and broker non-votes do not have an effect on the outcome of this proposal.

FLUOR CORPORATION | 2018 PROXY STATEMENT 79

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

  Broker Discretionary Voting

If your shares are held in street name and you do not provide voting instructions to your broker in advance of the annual meeting, New York Stock Exchange rules grant your broker discretionary authority to vote on "routine matters," including the ratification of the independent auditors (Proposal 3). However, the proposals regarding the election of directors, the advisory vote to approve executive compensation and the stockholder proposal are not considered "routine matters." Therefore, if you hold your shares of company common stock in street name and do not provide voting instructions to your broker, your shares will not be voted on Proposals 1, 2 and 4. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on these proposals. Please follow the instructions set forth in the Notice.

What if I do not specify how I want my shares voted?

For shares other than shares held in the Fluor retirement plans or held in street name, if you properly submit a proxy without giving specific voting instructions, the proxyholders named therein will vote in accordance with the recommendation of the Board of Directors (1) FOR the election of the twelve director nominees listed above, (2) FOR the advisory resolution to approve executive compensation, (3) FOR the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2018 and (4) AGAINST the stockholder proposal. As to any other business that may properly come before the meeting, the proxyholders will vote in accordance with their best judgment, although the company does not presently know of any other business.

Can I revoke my proxy or change my vote after submitting my proxy?

Yes. For shares held of record, you may revoke your proxy or change your voting instructions by submitting a later-dated vote in person at the annual meeting, via the Internet, by phone or by delivering written notice to the Secretary of the company at any time prior to 24 hours before the commencement of the annual meeting. Attending the meeting will not revoke your proxy unless you specifically request to revoke it or submit a ballot at the meeting. If you are a participant in Fluor's retirement plans, you may revoke your proxy and change your vote, but only until 5:59 p.m. Eastern Daylight Time on May 1, 2018. If the shares you own are held in street name by a bank, brokerage firm or other nominee, you should contact that nominee if you wish to revoke or change previously given voting instructions.

How can I attend the meeting?

Attendance at the annual meeting is limited to stockholders of the company as of the record date. You may be asked to present valid, government-issued picture identification, such as a driver's license or passport, before being admitted to the meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your broker or other nominee are examples of proof of ownership. Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.

80 FLUOR CORPORATION | 2018 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Please let us know whether you plan to attend the meeting by responding affirmatively when prompted during telephone or Internet voting or by marking the attendance box on the proxy card or voting instruction card.

Carlos M. Hernandez Executive Vice President, Chief Legal Officer and Secretary

March 8, 2018
Irving, Texas

FLUOR CORPORATION | 2018 PROXY STATEMENT 81

Directions to the
Fluor Corporation 2018 Annual Meeting of Stockholders

Thursday, May 3, 2018, beginning at 8:30 a.m. Central Daylight Time

Fluor Corporation
6700 Las Colinas Boulevard
Irving, Texas 75039

NORTH
121
97
Freeport Parkway
N Belt Line Road
N MacArthur Blvd
35E
Line Road
635
Lyndon B. Johnson Freeway
International Pkwy
114
W Royal Line
John W Carpenter Fwy
Kinwest Pkwy
W Royal Line
Riverside Dr
Las Colinas Blvd
W Royal Line
President George Bush Turnpike
Dallas Fort Worth Airport
Stemmons Fwy
Airfield Drive
W Walnut Hill Lane
N MacArthur Blvd
Hidden Ridge
348
W Northwest Hwy
N Oconnor Road
East Las Colinas Blvd
35E
Marsh Lane
W Northwest Hwy
12
E John W Carpenter Fwy
Northgate Dr
Stemmons Fwy
Lemmon Ave
Love Field Airport
161
S Belt Line Road
N Story Road
University of Dallas
482
114
35E
Cedar Springs Road
183
W Airport Fwy
E Airport Fwy
183
Regal Row
N MacArthur Blvd
12
W Mockingbird Ln
35E
Irving Blvd
W Mockingbird Ln
Inwood Road
Stemmons Fwy
Fluer Corporation
6700 Las Colinas Boulevard, Irving, Texas 75039
(469) 398-7000

From DFW Airport:	From Love Field:
Leaving the airport, take the north exit	Leaving the airport, turn right on Mockingbird Ln.
Travel east on TX 114	Travel west on TX 183 to TX 114 W
Take the MacArthur Blvd. exit and turn left	Take the MacArthur Blvd. exit and turn right
Turn right onto Fluor Drive	Turn right onto Fluor Drive
End at Fluor Corporation entrance	End at Fluor Corporation entrance

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:59 P.M. Eastern Daylight Time on May 1, 2018 (benefit plan shares) or 11:59 P.M. Eastern Daylight Time on May 2, 2018 (registered shares). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. FLUOR CORPORATION ATTN DAWN STOUT E-3L 6700 LAS COLINAS BLVD. IRVING, TX 75039 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 5:59 P.M. Eastern Daylight Time on May 1, 2018 (for shares allocable to a benefit plan account) or 11:59 P.M. Eastern Daylight Time on May 2, 2018 (for registered shares). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E35914-P01986 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FLUOR CORPORATION The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: Peter K. Barker For ! ! ! ! ! ! ! ! ! ! ! Yes Against ! ! ! ! ! ! ! ! ! ! ! No Abstain ! ! ! ! ! ! ! ! ! ! A. B. Alan M. Bennett For Against Abstain ! ! ! ! ! ! K. Nader H. Sultan C. Rosemary T. Berkery D. Peter J. Fluor L. Lynn C. Swann E. James T. Hackett The Board of Directors recommends you vote FOR proposal 2. ! ! ! 2. An advisory vote to approve the company's executive compensation. F. Samuel J. Locklear III The Board of Directors recommends you vote FOR proposal 3. G. Deborah D. McWhinney ! ! ! H. Armando J. Olivera 3. The ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2018. I. Matthew K. Rose The Board of Directors recommends you vote AGAINST proposal 4. J. David T. Seaton ! ! ! 4. Stockholder proposal requesting adoption of greenhouse gas emissions reduction goals. Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: I also authorize my proxies to vote in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

FLUOR CORPORATION 2018 Annual Meeting of Stockholders May 3, 2018 You are cordially invited to attend the 2018 Annual Meeting of Stockholders which will be held on Thursday, May 3, 2018, beginning at 8:30 a.m. Central Daylight Time at Fluor Corporation Headquarters 6700 Las Colinas Blvd. Irving, TX 75039 A map is included on the last page of the proxy statement. ADMITTANCE TICKET This ticket entitles you, the stockholder, to attend the 2018 Annual Meeting. Please bring it with you. Only stockholders with this ticket, valid identification and proof of stock ownership will be admitted. We look forward to welcoming you on Thursday, May 3, 2018. Important Notice Regar ding the A vailability of Pr oxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com E35915-P01986 FLUOR CORPORATION Annual Meeting of Stockholders This proxy is solicited by the Board of Directors The undersigned, a stockholder of Fluor Corporation, a Delaware corporation, revoking any proxy previously given, hereby constitutes and appoints C.M. Hernandez and E.P. Helm, or either of them, the true and lawful agents and proxies of the undersigned with full power of substitution in each, to vote the shares of common stock of Fluor Corporation standing in the name of the undersigned at the Annual Meeting of Stockholders of Fluor Corporation, on Thursday, May 3, 2018 at 8:30 a.m. Central Daylight Time, and at any adjournment or postponement thereof with respect to the proposals listed on the reverse side of this proxy card and upon such other matters as may be properly presented. If you are a stockholder of record, this proxy card when properly executed will be voted as directed by the undersigned stockholder and in accordance with the discretion of the proxies as to any other matters that are properly presented. If no such direction is made, this proxy card will be voted FOR the election of the twelve nominees for director, FOR the advisory resolution to approve the company's executive compensation, FOR the ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2018, and AGAINST the stockholder proposal. If you are a participant in a 401(k) or other retirement plan sponsored by Fluor Corporation or a subsidiary (the "Company Retirement Plans"), this proxy represents the number of Fluor Corporation shares allocable to that plan account as well as other shares registered in your name. As a participant in and a named fiduciary under the Company Retirement Plans, you have the right to direct the Northern Trust Company, as trustee, how to vote the shares of Fluor Corporation allocated to the plan account as well as a portion of any shares for which no timely voting instructions are received from other participants with respect to Proposals 2-4. If the trustee does not receive voting instructions from you by 5:59 p.m. Eastern Daylight Time on May 1, 2018, the trustee will vote FOR the nominees for Director in Proposal 1 and, with respect to Proposals 2-4, will vote the shares allocated to the plan account in the same proportion as it votes the shares for which it has received such instructions unless to do so would be inconsistent with the trustee's duties. If other matters come before the meeting, the named proxies will vote plan shares on those matters in their discretion. Continued and to be signed on reverse side